                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                 REGISTRATION STATEMENT (NO. 2-39334) UNDER THE
                             SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 42
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 27

                           MML SERIES INVESTMENT FUND

         (Exact Name of Registrant as Specified in Declaration of Trust)

               1295 State Street, Springfield, Massachusetts 01111
                                 (413) 788-8411

                      Name and Address of Agent for Service
                              Stephen L. Kuhn, Esq.
                          Vice President and Secretary
                           MML Series Investment Fund
                                1295 State Street
                        Springfield, Massachusetts 01111

                                    Copy to:
                              J.B. Kittredge, Esq.
                                  Ropes & Gray
                             One International Place
                                Boston, MA 02110

It is proposed that this filing become effective May 3, 1999, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 42 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 27 to its Registration Statement no. 911-2225 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MML Equity Fund, MML Money Market Fund, MML Blend Fund, MML Managed Bond Fun, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

Prospectus

Dated May 3, 1999

MML Series Investment Fund

This prospectus describes the following funds.

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.


MML Money Market Fund seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

MML Managed Bond Fund seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

MML Blend Fund seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.


MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.(1)

MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

----------
(1) "Standard & Poor's," "Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Table Of Contents


Summary Information .......................................................    3

About the Funds
     MML Equity Fund ......................................................    4
     MML Money Market Fund ................................................    6
     MML Managed Bond Fund ................................................    8
     MML Blend Fund .......................................................   10
     MML Equity Index Fund ................................................   12
     MML Small Cap Value Equity Fund ......................................   14
     MML Growth Equity Fund ...............................................   15
     MML Small Cap Growth Equity Fund .....................................   16

Summary of Principal Risks ................................................   17

Principal Risks by Fund ...................................................   20

Fees and Expenses .........................................................   21

About the Investment Adviser and Sub-Advisers
     Massachusetts Mutual Life Insurance Company ..........................   22
     David L. Babson and Company, Inc. ....................................   22
     Mellon Equity Associates, LLP ........................................   22
     Massachusetts Financial Services Company .............................   22
     J.P. Morgan Investment Management Inc. ...............................   23
     Waddell & Reed Investment Management Company .........................   23

Advisers' Prior Performance
     Babson ...............................................................   24
     MFS ..................................................................   26
     J.P. Morgan and Waddell & Reed .......................................   28

Investing in the Funds
     Buying and Redeeming Shares ..........................................   30
     Determining Net Asset Value ..........................................   30

Distributions and Taxation ................................................   31

Investment Performance ....................................................   33

Financial Highlights ......................................................   34

Appendix - Additional Investment Policies and Risk Considerations .........   39

Summary Information


The MML Series Investment Fund provides a broad range of investment choices. The following summary identifies each Fund's investment objectives, principal investment strategies, and principal investment risks. A "Summary of Principal Risks" of investing in the Funds begins on page 17.

For each Fund in existence for more than one year, we have provided a bar chart showing how the investment returns of that Fund have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The table following each bar chart shows how that Fund's average annual returns for the last one, five and ten years (or, for newer Funds, for shorter periods) compares to returns of broad-based securities market indices.

MML Growth Equity Fund, MML Small Cap Growth Equity Fund and MML Small Cap Value Equity Fund recently commenced operations, and consequently cannot provide annual total return information. For these Funds, we have provided performance information based on a composite of portfolios managed with similar investment objectives by the investment sub-adviser, set forth in the section called "Advisers' Prior Performance."


Past performance is not necessarily an indication of future performance. It is possible to lose money on investments in the Funds.

About The Funds

MML Equity Fund

Investment Objectives

This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies


The Fund invests primarily in dividend paying stocks, securities convertible into stocks, and other securities (such as warrants and stock rights) whose value is based on stock prices. The Fund's portfolio manager follows a "value" approach that favors the stocks of companies having below-average-share-price to company earnings ("P/E") ratios and higher dividend yields relative to their industry groups. The Fund generally invests in publicly traded stocks of companies with market capitalizations greater than $2 billion and a history of operations of five years or more.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,
o    Credit Risk,
o    Management Risk,
o    Derivatives Risk,
o    Liquidity Risk,
o    Foreign Investment Risk, and
o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to the S&P 500, a widely recognized unmanaged index of stock performance. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                          One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
MML Equity Fund            16.20%      19.66%       16.39%
--------------------------------------------------------------------------------
S&P 500*                   28.58%      24.70%       19.29%
--------------------------------------------------------------------------------

* The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

                                MML Equity Fund
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns      23.04%   -0.51%   25.56%   10.48%    9.52%    4.10%   31.13%   20.25%   28.59%   16.20%


                      Best Quarter:   Q 12/31/98    16.16%
                      Worst Quarter:  Q  9/30/90   -11.66%

MML Money Market Fund

Investment Objectives

This Fund's investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

o    commercial and other corporate obligations

o    securities issued or guaranteed by the U.S. Government or its agencies

o    certificates evidencing participation in bank loans

o    certificates of deposit and bankers' acceptances.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1 per share. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money if you invest in the Fund.


Other Principal Investment Strategies

The Fund's policy is to invest 100% of its net assets in securities having the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that MassMutual judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that have the second highest rating, or, if unrated, that MassMutual judges to be of second highest quality.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Credit Risk,

o    Management Risk,

o    Derivatives Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The table shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based money market fund index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                          One Year     Five Years     Ten Years
--------------------------------------------------------------------------------
MML Money                   5.16%         4.95%          5.41%
Market Fund
--------------------------------------------------------------------------------
Lipper Taxable              4.86%         4.78%          5.22%
Money Market
Funds Index*
--------------------------------------------------------------------------------

* Lipper Taxable Money Market Funds Index is an unmanaged index of taxable money market mutual funds.


The Fund's 7-day yield on December 31, 1998 was 4.79%.

                             MML Money Market Fund
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns       9.16%    8.12%    6.01%    3.48%    2.75%    3.84%    5.58%    5.01%    5.18%    5.16%

                       Best Quarter:   Q  6/30/89  2.35%
                       Worst Quarter:  Q  6/30/93   .67%

MML Managed Bond Fund

Investment Objective

This Fund's investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, including:

o    domestic and foreign corporate bonds

o    bonds issued or guaranteed by the U.S. Government or its agencies

o    mortgage-backed and other asset-backed securities

o    money market securities, including commercial paper


Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Credit Risk,

o    Management Risk,

o    Prepayment Risk,

o    Liquidity Risk,

o    Derivatives Risk,

o    Foreign Investment Risk,

o    Emerging Markets Risk,

o    Currency Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based bond market index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                              One Year    Five Years    Ten Years
--------------------------------------------------------------------------------
MML Managed                     8.14%        7.07%         9.19%
Bond Fund
--------------------------------------------------------------------------------
Lehman Brothers                 9.46%        7.30%         9.33%
Government/
Corporate Index*
--------------------------------------------------------------------------------

* The Lehman Brothers Government/Corporate Index is an unmanaged measure of major U.S. government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal.

                             MML Managed Bond Fund
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns      12.83%    8.37%   16.66%    7.31%   11.81%   -3.76%   19.14%    3.25%    9.91%    8.14%


                         Best Quarter:   Q 6/30/89    6.81%
                         Worst Quarter:  Q 3/31/94   -3.43%

MML Blend Fund


Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies

The Fund's portfolio consists of three segments:


o Money Market Segment's objectives are to achieve high current income and to preserve capital.

o Bond Segment's objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

o Equity Segment's primary objective is to achieve a superior rate of return over time from both capital appreciation and current income.


The Fund adjusts the mix of investments among these three market segments based on MassMutual's judgment about each segment's potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances at least 25% of the Fund's total assets will be invested in debt securities. In addition, under normal circumstances, no investment will be made that would result in more than 90% of the Fund's net assets being invested in the Equity Segment or more than 50% of the Fund's net assets being invested in the Bond Segment. Up to 100% of the Fund's net assets may be invested in the Money Market Segment. No minimum percentage has been established for any of the segments.


Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Credit Risk,

o    Management Risk,

o    Prepayment Risk,

o    Liquidity Risk,

o    Derivatives Risk,

o    Foreign Investment Risk,

o    Emerging Markets Risk,

o    Currency Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to two broad-based market indices, as well as a more specialized index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

--------------------------------------------------------------------------------
                           One Year      Five Years     Ten Years
--------------------------------------------------------------------------------
MML Blend Fund              13.56%         14.60%         13.70%
--------------------------------------------------------------------------------
S&P 500 Index*              28.58%         24.70%         19.29%
--------------------------------------------------------------------------------
Lehman Brothers              9.46%          7.30%          9.33%
Government/
Corporate Index**
--------------------------------------------------------------------------------
Lipper Balanced             15.09%         13.87%         13.32%
Fund Index***
--------------------------------------------------------------------------------

* The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

**The Lehman Brothers Government/Corporate Index is an unmanaged measure of major U.S. government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal.

***The Lipper Balanced Fund Index is an unmanaged, equally weighted measure of the 30 largest mutual funds within their investment objective category.


                                 MML Blend Fund
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns      19.96%    2.37%   24.00%    9.36%    9.70%    2.48%   23.28%   13.95%   20.89%   13.56%


                      Best Quarter:   Q 6/30/97   10.03%
                      Worst Quarter:  Q 9/30/90   -7.96%

MML Equity Index Fund

Investment Objective

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by Standard & Poor's 500 Composite Stock Price Index.

Principal Investment Strategies

The Fund seeks to duplicate the investment results of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in the following securities:

o 500 selected common stocks that comprise the index, most of which are listed on the New York Stock Exchange

o    Standard & Poor's Depositary Receipts

o    stock index futures



Under normal circumstances, at least 80% of the Fund's total assets will be invested in these securities. The percentage of the Fund's assets invested in each stock in the index is approximately the same as the percentage it represents in the Index. There may be circumstances when the Fund is not invested in every stock included in the Index.


Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Credit Risk,

o    Management Risk,

o    Derivatives Risk,

o    Foreign Investment Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to a broad-based stock market index. The Fund's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life contracts through which you invest. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                         Average Annual Total Returns*
                   (for the period ending December 31, 1998)


--------------------------------------------------------------------------------
                               One Year       Since Inception
--------------------------------------------------------------------------------
MML Equity Index Fund           28.22%             31.03%
--------------------------------------------------------------------------------
S&P 500**                       28.58%             31.23%
--------------------------------------------------------------------------------

*MML Equity Index Fund commenced operations on May 1, 1997.


**The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                             MML Equity Index Fund
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                   Years
                                   1998
Average Annual Total Returns      28.22%

                      Best Quarter:   Q 12/30/98    21.2%
                      Worst Quarter:  Q 9/30/98   -10.13%

MML Small Cap Value Equity
Fund


Investment Objective


This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies


The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests in publicly traded stocks of companies with a market capitalization, at the time of purchase, of $750 million or less.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Small Company Risk,

o    Credit Risk,

o    Management Risk,

o    Liquidity Risk,

o    Derivatives Risk,

o    Foreign Investment Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on June 1, 1998, and therefore cannot provide annual total return information. Performance information for the Fund's sub-adviser, David L. Babson and Company, Inc., is provided in the "Advisers' Prior Performance" section of this Prospectus.

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing its assets, except for working cash balances, primarily in the common stocks and securities convertible into common stocks of companies which the investment sub-adviser, Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth.


The sub-adviser uses a bottom-up investment style, which means that securities are selected based upon fundamental analysis performed by the portfolio manager and the sub-adviser's large group of equity research analysts.

In managing the Fund, MFS seeks to purchase securities of companies that it considers well-run and poised for growth, particularly companies which demonstrate:


o    a strong franchise, strong cash flows and a recurring revenue stream

o a strong industry position, where there is potential for high profit margins and/or substantial barriers to new entry in the industry

o    a strong management with a clearly defined strategy

o    new products or services


The Fund may invest up to 30% of its net assets in foreign securities, including companies in emerging markets. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Growth Company Risk,

o    Credit Risk,

o    Management Risk,

o    Derivatives Risk,

o    Foreign Investment Risk,

o    Emerging Markets Risk,

o    Currency Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on May 3, 1999, and therefore cannot provide annual total return information. Performance information for the Fund's sub-adviser, Massachusetts Financial Services Company, is provided in the "Advisers' Prior Performance" section of this Prospectus.

MML Small Cap Growth Equity
Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

This Fund seeks to achieve its objective by keeping its assets invested in common stocks and securities which are convertible into stock, as market conditions warrant. The Fund may maintain cash reserves for liquidity and defensive purposes. The Fund will generally buy securities of companies whose market capitalization is greater than $100 million but less than $1.5 billion at the time of purchase. The Fund is not required to invest in dividend-paying stocks, since current income is not an objective of the Fund.


MassMutual has retained two sub-advisers to manage the Fund, each being responsible to manage a portion of the assets of the portfolio.

J.P. Morgan Investment Management Inc.'s ("J.P. Morgan") investment process emphasizes in-depth proprietary research and stock valuation and selection. The sub-adviser's research analysts forecast companies' prospects over a relatively long period - often as much as five years - in an effort to gain insight into a company's real growth potential. J.P. Morgan uses a variety of valuation models to quantify the research team's findings and rank companies in each industry according to their relative value. Using the research and rankings, companies are chosen focusing on each company's business strategy and competitive environment. The sub-adviser seeks to buy stocks for the Fund that are ranked as undervalued or fairly valued and are poised for long-term growth. While J.P. Morgan holds stocks in many industries, it tends to emphasize industries with higher growth potential, such as technology, health care and consumer services.


Waddell & Reed Investment Management Company ("Waddell & Reed") uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.

Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects this portion of the Fund's portfolio to have lower than 50% annual turnover.


Principal Investment Risks

Among the principal risks of investing in the Fund are:

o    Market Risk,

o    Small Company Risk

o    Credit Risk,

o    Growth Company Risk,

o    Management Risk,

o    Liquidity Risk,

o    Derivatives Risk,

o    Foreign Investment Risk,

o    Emerging Markets Risk,

o    Currency Risk, and

o    Leveraging Risk

These risks, and others that may affect your investment in the Fund, are discussed in more detail in the Summary of Principal Risks following this section.

Past Performance

This Fund commenced operations on May 3, 1999, and therefore cannot provide annual total return information. Performance information for the Fund's two sub-advisers, J.P. Morgan and Waddell & Reed, is provided in the "Advisers' Prior Performance" section of this Prospectus.

Summary Of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many factors can affect those values. Factors that may affect a particular Fund's portfolio as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. Investments mentioned in this summary and described in greater detail under "Additional Investment Policies and Risk Considerations" appear in bold type. This section also includes more information about the Funds, their investments and the related risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.


o Market Risk. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Money Market Fund, MML Managed Bond Fund, MML Equity Index Fund and MML Blend Fund's Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

     This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to market risk which is generally greater for lower-rated securities or comparable unrated securities.


     In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, prospects of the securities' issuer, changing interest rates, and real or perceived economic and competitive industry conditions.

     MML Equity Fund, the Equity Segment of MML Blend Fund, MML Growth Fund, MML Small Cap Value Fund and MML Small Cap Growth Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.


o Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund generally have the greatest exposure to this risk.

o Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities held by MML Growth Equity Fund and MML Small Cap Growth Equity Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500 Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume.

o Credit Risk. All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," have speculative elements or are predominantly speculative credit risks. MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


o Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. The Funds' investment advisers manage the Funds according to the traditional methods of active investment management, that is, by buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Funds' investment advisers apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee they will produce the desired result.


o Prepayment and Reinvestment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which is the least desirable time. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities will be reinvested at lower rates in a falling interest rate environment.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Managed Bond Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.


o Derivatives Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

o Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

     MML Equity Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund are subject to foreign investment risk. Because the Standard & Poor's 500 Composite Stock Price Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

o Emerging Markets Risk. When the Adviser or Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond may invest in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in foreign securities in emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These could result in settlement delays and temporary periods when a portion of a Fund's assets are not invested, or a loss in value due to illiquidity.

o Currency Risk. MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

     The Bond Segment of MML Blend Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

o Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                      Smaller  Growth                        Pre                            Foreign   Emerging
              Market  Company  Company  Credit  Management  payment Liquidity  Derivative  Investment  Markets  Currency  Leveraging
Fund           Risk    Risk     Risk     Risk      Risk      Risk      Risk       Risk       Risk       Risk      Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
MML Equity
Fund            X                         X          X                             X           X                              X
------------------------------------------------------------------------------------------------------------------------------------
MML Money
Market Fund     X                         X          X                             X                                          X
------------------------------------------------------------------------------------------------------------------------------------
MML Managed
Bond Fund       X                         X          X        X         X          X           X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
MML Blend
Fund            X                         X          X        X         X          X           X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
MML Equity
Index Fund      X                         X          X                             X           X                              X
------------------------------------------------------------------------------------------------------------------------------------
MML Small
Cap Value
Equity Fund     X       X                 X          X                  X          X                      X         X         X
------------------------------------------------------------------------------------------------------------------------------------
MML Growth
Equity Fund     X                X        X          X                             X           X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
MML Small
Cap Growth
Equity Fund     X       X        X        X          X                  X          X           X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown below are meant to assist you in understanding these fees and expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund's assets, which means you pay them indirectly.

This table describes the fees and expenses you may pay if you invest in the Funds.


----------------------------------------------------------------------------------------------------------
                                                                          MML                    MM
                                   MML       MML                MML       Small Cap    MML       Small Cap
                         MML       Money     Managed   MML      Equity    Value        Growth    Growth
                         Equity    Market    Bond      Blend    Index     Equity       Equity    Equity
==========================================================================================================
Annual Fund
Operating
Expenses
(expenses that
are deducted
from Fund
assets)
% of average daily
net assets               0.0039%   0.0380%   0.0287%  0.0042%  0.1992%    0.6179%       0.25%      0.25%

Management
Fees                     0.3672%   0.4563%   0.4525%  0.3672%  0.3996%    0.6715%       0.80%     1.075%

Other
Expenses                                                                  -0.507%*      -0.14%*     -0.14%*

Total**                  0.3710%   0.4942%   0.4812%  0.3714%  0.4965%    0.7815%       0.91%     1.185%
==========================================================================================================

*MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset values through April 30, 2000 for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Small
Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Fund.
Such agreement cannot be terminated unilaterally by MassMutual.

**Other Expenses and Total Operating Expenses for MML Growth Equity Fund and MML Small Cap Growth Equity Fund are based on estimated amounts for the first fiscal year of these Funds.


EXAMPLES. These examples are intended to help you compare the cost of investing in MML Series Investment Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the shares of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------------------
                                                                          MML                    MM
                                   MML       MML                MML       Small Cap    MML       Small Cap
                         MML       Money     Managed   MML      Equity    Value        Growth    Growth
                         Equity    Market    Bond      Blend    Index     Equity       Equity    Equity
==========================================================================================================
1 Year                   $38.96    $51.89    $50.53   $39.00    $62.86     $82.06      $95.55    $124.43

3 Years                 $122.34   $162.75   $158.50  $122.47   $196.95    $369.00     $326.47    $388.80

5 Years                 $213.59   $283.77   $276.39  $213.81   $343.02    $677.57       N/A         N/A

10 Years                $481.16   $637.09   $620.73  $481.67   $767.87  $1,552.99       N/A         N/A
==========================================================================================================

Since the Funds do not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

About The Investment Adviser and
Sub-Advisers

MassMutual is the Funds' investment manager and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $67 billion and assets under management in excess of $176 billion. MassMutual uses its subsidiary, David L. Babson and Company, Inc., to help manage certain Funds.

In 1998, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Equity Fund, .37%; MML Money Market Fund, .46%; MML Managed Bond Fund, .45%; MML Blend Fund, .37%; MML Equity Index Fund, .40%; MML Small Cap Value Equity Fund, .39%.

     Ms. Mary Wilson Kibbe is the person principally responsible for the day-to-day management of MML Money Market Fund, MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. She has been associated with MassMutual since 1982 and is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

David L. Babson and Company, Inc. ("Babson") manages the investments of MML Equity Fund, the Equity Segment of MML Blend Fund, and MML Small Cap Value Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and manages more than $19 billion.

     Mr. Walter T. McCormick is the person principally responsible for the day-to-day management of MML Equity Fund and the Equity Segment of MML Blend Fund. Mr. McCormick, who has 14 years of investment experience, joined Babson and began managing these accounts in July 1998. Prior to that, he managed equity portfolios for Keystone Investments, Inc.

     George M. Ulrich is the person principally responsible for the day-to-day management of MML Small Cap Value Equity Fund. He has managed the Fund since its inception and has 32 years of investment experience. He joined Babson in 1996 and has been associated with the MassMutual organization as a portfolio manager since 1983.

Mellon Equity Associates, LLP ("Mellon Equity") serves as MML Equity Index Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank")). Mellon Equity is a registered investment adviser. As of December 31, 1998, Mellon Equity had approximately $9 billion assets under management, and serves as the investment adviser or sub-adviser of 18 other investment companies.

Massachusetts Financial Services Company ("MFS") manages the investments of the MML Growth Equity Fund. MFS has approximately $95 billion in assets under management. MFS is an indirect, wholly-owned subsidiary of Sun Life
Assurance Company of Canada.

     Mr. Stephen Pesek is primarily responsible for the day-to-day management of the portfolio of MML Growth Equity Fund. He has been a with MFS since 1994, and is a Vice President of MFS. He manages other portfolios with similar objectives to the Fund.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") manages 50% of the portfolio of MML Small Cap Growth Equity Fund. J.P. Morgan manages over $277 billion in assets, and $56.4 billion in U.S. institutional equity assets.

     Ms. Candice Eggress is primarily responsible for the day-to-day management of the portfolio of the Fund. Ms. Eggress has been with J.P. Morgan since May of 1996 as a member of the U.S. small company portfolio management team, and from June of 1993 to May of 1996 held a similar position with Weiss, Peck & Greer. Ms. Eggress manages other portfolios for J.P. Morgan with similar investment objectives to the Fund.


     Ms. Saira Malik is a J.P. Morgan professional who assists Ms. Eggress with the day-to-day management of the portfolio of the Fund. Ms. Malik has been with J.P. Morgan since July of 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Malik manages or assists with managing other portfolios for J.P. Morgan with similar investment objectives to the Fund.


Waddell & Reed Investment Management Company ("Waddell & Reed") manages 50% of the portfolio of MML Small Cap Growth Equity Fund. Waddell & Reed has approximately $27 billion in assets under management, including approximately $3.4 billion in institutional assets.

     Mr. Mark Seferovich, CFA is primarily responsible for the day-to-day management of the portfolio of MML Small Cap Growth Equity Fund. Mr. Seferovich is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.


     Mr. Grant Sarris, CFA is a Waddell & Reed professional who assists Mr. Seferovich in the day-to-day management of the portfolio of the Fund. Mr. Sarris is currently a vice president and portfolio manager for Waddell & Reed. He joined Waddell & Reed in 1991 as an investment analyst. In 1996 he was named assistant portfolio manager of the small capitalization growth equity style. Prior to joining Waddell & Reed, he was an intern with Shin-Nihon Kohan, Ltd. in Tokyo.

Advisers' Prior Performance

Babson

Babson serves as the investment manager of other accounts that have investment objectives, policies and strategies that are substantially similar to those of MML Small Cap Value Equity Fund (collectively, the "Small Cap Value Accounts"). The performance information shown below is based on a composite of the Small Cap Value Accounts and has been adjusted to give effect to the estimated fees and expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first year of operation.

The performance information shown below has not been adjusted to give effect to charges imposed by the separate investment accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The performance of the Small Cap Value Accounts composite has been calculated in accordance with standards established by the Association for Investment Management and Research.

The performance represents total return, which includes capital appreciation and income. During the entire ten year period ended December 31, 1998, George M. Ulrich, the individual responsible for the day-to-day portfolio management of the Fund, has been the portfolio manager of the Small Cap Value Accounts. Unlike the Fund, the Small Cap Value Accounts include accounts that were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. In addition, the Small Cap Value Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. If the Small Cap Value Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected. The Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions are all additional reasons that the performance results of the Fund may vary from that of the Small Cap Value Accounts.

The following table also shows the average annual total return of the Russell 2000 Index(R) for the same periods.

The quoted performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                            Composite Performance of
                            Small Cap Value Accounts

--------------------------------------------------------------------------------
               1 Yr. Period    3 Yr. Period    5 Yr. Period    10 Yr. Period
               Ended           Ended           Ended           Ended
               12/31/98        12/31/98        12/31/98        12/31/98
--------------------------------------------------------------------------------
Small Cap
Value
Accounts         -8.93%          15.18%           11.91%          13.08%
--------------------------------------------------------------------------------
Russell 2000
Index*           -2.55%          11.58%           11.87%          12.92%
--------------------------------------------------------------------------------

*The Russell 2000 Index(R) is a widely recognized unmanaged index consisting of 2,000 small capitalization common stocks.

               Composite Performance of Small Cap Value Accounts

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns      18.61%   -5.46%   29.21%   17.45%   14.46%   -4.31%   20.07%   22.93%   36.48%   -8.93%

                      Best Quarter:   Q 6/30/97   18.65%
                      Worst Quarter:  Q 9/30/98  -19.08

Set forth below is the composite annual performance and average annual total returns for the Small Cap Value Accounts, without considering investment management, administrative or custody fees.

 1989          1990           1991           1992           1993
 ----          ----           ----           ----           ----
19.27%        -4.91%         29.87%         17.87%         14.89%

 1994          1995           1996           1997           1998
 ----          ----           ----           ----           ----
 -3.9%        20.63%         23.67%         37.35%          -8.3%

One Year    Three Year     Five Year       Ten Year
--------    ----------     ---------       --------
 -8.3%        20.63%         14.89%         19.27%

MFS

Performance data shown below is based on a composite of all other portfolios managed by MFS, the Fund's sub-adviser, adjusted to reflect the fees and expenses of the Fund (the "Growth Equity Accounts"). Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund. However, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

The performance information shown below is a composite of portfolios managed by the Fund's sub-adviser with similar investment objectives and policies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance information shown below has not been adjusted to give effect to charges imposed by the separate accounts that invest in the Fund, which, if included, would decrease the performance figures shown. The following table also shows the average annual total return of the S&P 500 Index for the same periods.

The quoted performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                            Composite Performance of
                             Growth Equity Accounts

--------------------------------------------------------------------------------
                    1 Yr.          3 Yr.          5 Yr.          10 Yr.
                    Period         Period         Period         Period
                    Ended          Ended          Ended          Ended
                    12/31/98       12/31/98       12/31/98       12/31/98
--------------------------------------------------------------------------------
Growth Equity
Accounts             40.58%         36.73%         24.94%         21.46%
--------------------------------------------------------------------------------
S&P 500*             28.58%         28.23%         24.70%         19.29%
--------------------------------------------------------------------------------

*The S&P 500(R) is the Standard & Poor's Composite 500 Stock Price Index, a widely recognized, unmanaged measure of common stock total return performance.

                      Composite of Growth Equity Accounts'
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                      Years
                                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Average Annual Total Returns      35.40%   -5.30%   47.57%    6.18%   14.24%   -7.09%   28.21%   22.72%   48.18%   40.58%

                      Best Quarter:   Q 12/31/98   25.91%
                      Worst Quarter:  Q 9/30/90   -25.25%

Set forth below is the composite annual performance and average annual total returns for MFS for its Growth Equity Accounts, without considering investment management, administrative or custody fees:


  1989         1990         1991         1992         1993
  ----         ----         ----         ----         ----
 36.44%       -4.26%       48.61%        7.22%       15.28%

  1994         1995         1996         1997         1998
  ----         ----         ----         ----         ----
 -6.05%       29.25%       23.76%       49.22%       41.62%

One Year    Three Year   Five Year     Ten Year
--------    ----------   ---------     --------
 41.62%       37.77%       26.00%       22.52%

J.P. Morgan and Waddell & Reed

Both J.P. Morgan and Waddell & Reed provide investment management services for other accounts that have investment objectives, policies and strategies that are similar to those of MML Small Cap Growth Equity Fund (collectively, the "Small Cap Growth Equity Accounts").

The J.P. Morgan performance data is based on the historical performance of all discretionary investment management accounts under its management with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, and some are private accounts. The private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. In addition, the private accounts managed by J.P. Morgan includes accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. The performance of the private accounts may have been adversely affected if they had been registered with the SEC and subject to Subchapter M of the Code.

From January 1, 1996, the Waddell & Reed performance data is based on a composite of all accounts it manages with substantially similar investment objectives and policies as the Fund, adjusted to reflect the fees and expenses of the Fund. From inception of the Waddell & Reed's Small Cap Composite on April 1, 1989 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed. The private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions which the Fund, as a registered mutual fund, will be subject to. In addition, the private accounts managed by Waddell & Reed includes accounts that were not subject to Subchapter M of the Internal Revenue Code (the "Code"), which imposes certain limitations on the investment operations of the Fund. The performance of the private accounts may have been adversely affected if they had been registered with the SEC and subject to Subchapter M of the Code.

The composite performance shown is a composite of portfolios managed by each of the Fund's Sub-Advisers with similar investment objectives and policies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The performance information shown for both J.P. Morgan and Waddell & Reed has not been adjusted to give effect to charges imposed by the separate accounts that invest in the Fund, which, if included, would decrease the performance figures shown.


Composite performance for each of the Sub-Adviser's portfolios is provided solely to illustrate that Sub-Adviser's performance in managing portfolios with investment objectives similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.


                            Composite Performance of
                           Small Cap Growth Accounts

--------------------------------------------------------------------------------
                    1 Yr.          3 Yr.          5 Yr.          10 Yr.
                    Period         Period         Period         Period
                    Ended          Ended          Ended          Ended
                    12/31/98       12/31/98       12/31/98       12/31/98
--------------------------------------------------------------------------------
J.P. Morgan
Small Cap
Growth
Accounts             0.82%          17.24%          N/A            N/A
--------------------------------------------------------------------------------
Waddell &
Reed
Small Cap
Growth
Accounts            54.76%          31.11%         27.57%          N/A
--------------------------------------------------------------------------------
Russell 2000
Growth Index*       -2.49%          11.58%         11.88%          N/A
--------------------------------------------------------------------------------

* The Russell 2000(R) Growth Index is an unmanaged index consisting of 2,000 common stocks of small-capitalization, growth-oriented companies.

                    Composite of Small Cap Growth Accounts'
                               Annual Performance

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                                       Years
Average Annual Total Returns       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
Waddell & Reed                     N/A      2.02%   89.15%    4.43%   11.03%   11.88%   34.01%    6.50%   36.74%   54.76%
J.P. Morgan                        N/A       N/A      N/A      N/A      N/A      N/A    41.92%   24.02%   28.87%    0.82%


              J.P. Morgan's Best Quarter:     Q 12/31/98    23.92%
              J.P. Morgan's Worst Quarter:    Q  9/30/98   -22.02%
              Waddell & Reed's Best Quarter:  Q 12/31/98    36.60%
              Waddell & Reed's Worst Quarter: Q  9/30/90   -18.12%

Set forth below is the composite annual performance and average annual total returns for J.P. Morgan, without considering investment management, administrative or custody fees:

     1989           1990           1991           1992           1993
     ----           ----           ----           ----           ----
      N/A            N/A            N/A            N/A            N/A

     1994           1995           1996           1997           1998
     ----           ----           ----           ----           ----
      N/A          43.24%         25.34%         30.19%          2.14%

   One Year      Three Year     Five Year       Ten Year
   --------      ----------     ---------       --------
     2.14%         18.56%           N/A            N/A

Set forth below is the composite annual performance and average annual total returns for Waddell & Reed, without considering investment management, administrative or custody fees:

     1989           1990           1991           1992           1993
     ----           ----           ----           ----           ----
      N/A           3.34%         90.46%          5.75%         12.35%

     1994           1995           1996           1997           1998
     ----           ----           ----           ----           ----
     13.2%         35.33%          7.81%         38.06%          56.1%

   One Year      Three Year     Five Year       Ten Year
   --------      ----------     ---------       --------
    56.10%         32.45%         28.91%          N/A

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of MML Series Investment Fund are not offered to the general public.

The shares of each Fund are sold at their net asset value (NAV) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load." The Funds' generally determine their NAV at 4:00 p.m. Eastern time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended.

The Funds redeem their shares at their next NAV computed after the Funds' transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds' determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Funds generally determine their NAV's at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open.

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds' Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Distributions and Taxation

Distributions

The declaration and distribution policies specific to each Fund are outlined below.

o MML Equity, MML Equity Index, MML Small Cap Value Equity , MML Growth Equity and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Funds at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

o MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder shares are valued at net asset value on the first business day after the record date for the distribution.

o MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

     For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

     If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Taxation

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, and MML Small Cap Growth Equity Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Financial Highlights

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available on request. Financial highlights are not available for MML Growth Equity Fund and MML Small Cap Growth Equity Fund since they commenced operations on May 3, 1999.

Selected per share data for each series share outstanding throughout each year ended December 31:

                                                                      MML EQUITY FUND

                                            1998       1997       1996        1995     1994     1993       1992
                                            ----       ----       ----        ----     ----     ----       ----
Net asset value:
 Beginning of year                     $  35.443  $  29.786  $  25.924   $  20.520  $20.510  $19.862  $  18.735
                                       ---------  ---------  ---------   ---------  -------  -------  ---------
Income from investment operations:
Net investment income                      0.724      0.709      0.703       0.634    0.594    0.524      0.543
Net realized and unrealized
 gain (loss) on investments                5.016      7.806      4.547       5.754    0.248    1.365      1.420
                                       ---------  ---------  ---------   ---------  -------  -------  ---------
Total from investment operations           5.740      8.515      5.250       6.388    0.842    1.889      1.963
                                       ---------  ---------  ---------   ---------  -------  -------  ---------
Less distributions:
Dividends from net investment income      (0.724)    (0.709)    (0.703)     (0.634)  (0.594)  (0.524)    (0.543)
Distribution from net realized gains      (1.261)    (2.149)    (0.685)     (0.350)  (0.238)  (0.717)    (0.288)
Distribution in excess of net realized
 gains                                         -          -          -           -        -        -     (0.005)
                                       ---------  ---------  ---------   ---------  -------  -------  ---------
Total distributions                       (1.985)    (2.858)    (1.388)     (0.984)  (0.832)  (1.241)    (0.836)
                                       =========  =========  =========   =========  =======  =======  =========
Net asset value:
 End of year                           $  39.198  $  35.443  $  29.786   $  25.924  $20.520  $20.510  $  19.862
                                       =========  =========  =========   =========  =======  =======  =========

Total return                               16.20%     28.59%     20.25%      31.13%    4.10%    9.52%     10.48%
Net assets (in millions):
 End of year                           $2,938.11  $2,363.44  $1,701.99   $1,248.90  $820.78  $663.09  $  490.62
Ratio of expenses to average
 net assets                                 0.37%      0.35%      0.38%       0.41%    0.43%    0.44%      0.46%
Ratio of net investment income
 to average net assets                      1.95%      2.03%      2.65%       2.89%    3.04%    3.23%      3.09%
Portfolio turnover rate                    14.03%     15.30%     11.42%      11.72     9.99%   11.28%      9.07%
                                             1991      1990    1989
                                             ----      ----    ----
Net asset value:
 Beginning of year                       $ 15.659   $16.764   $ 14.929
                                         --------   -------   --------
Income from investment operations:
Net investment income                       0.563     0.636      0.694
Net realized and unrealized
 gain (loss) on investments                 3.440    (0.722)     2.746
                                         --------   -------   --------
Total from investment operations            4.003    (0.086)     3.440
                                         ========   =======   ========
Less distributions:
Dividends from net investment income       (0.562)   (0.665)    (0.711)
Distribution from net realized gains       (0.365)   (0.354)    (0.894)
Distribution in excess of net realized
 gains                                          -         -          -
                                         --------   -------   --------
Total distributions                        (0.927)   (1.019)    (1.605)
                                         --------   -------   --------
Net asset value:
 End of year                             $ 18.735   $15.659   $ 16.764
                                         ========   =======   ========
 Total return                               25.56%    (0.51%)    23.04%
Net assets (in millions):
 End of year                             $ 355.04   $235.45    $226.41
Ratio of expenses to average
 net assets                                  0.48%     0.49%      0.50%
Ratio of net investment income
 to average net assets                       3.43%     4.09%      4.30%
Portfolio turnover rate                      9.37%    13.50%     15.71

                             MML MONEY MARKET FUND

                             1998       1997        1996      1995      1994      1993      1992      1991       1990       1989
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Net asset value:
  Beginning of year       $ 1.000    $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000    $ 1.000
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Income from investment
  operations:
Net investment income       0.500      0.051       0.049     0.054     0.038     0.027     0.034     0.059      0.078      0.088
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Total from investment
  operations:               0.500      0.051       0.049     0.054     0.038     0.027     0.034     0.059      0.078      0.088
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Less distributions:
Dividends from net
  investment income        (0.500)     (0.051)     (0.049)   (0.054)   (0.038)   (0.027)   (0.034)   (0.059)    (0.078)    (0.088)
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Total distributions        (0.500)     (0.051)     (0.049)   (0.054)   (0.038)   (0.027)   (0.034)   (0.059)    (0.078)    (0.088)
                          -------    -------     -------   -------   -------   -------   -------   -------   --------    -------
Net asset value:
  End of year             $ 1.000    $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000    $ 1.000
                          =======    =======     =======   =======   =======   =======   =======   =======   ========    =======
Total return                 5.16%      5.18%       5.01%     5.58%     3.84%     2.75%     3.48%     6.01%      8.12%      9.16%

Net assets (in millions)
  End of year             $178.43    $141.17     $145.23   $108.92   $ 91.79   $ 73.66   $ 84.56   $ 94.41   $ 114.59    $ 70.16

Ratio of expenses to
  average net assets         0.49%      0.52%       0.52%     0.54%     0.55%     0.54%     0.53%     0.52%      0.54%      0.54%

Ratio of net investment
  income to average net
  assets                     5.05%      5.07%       4.92%     5.43%     3.81%     2.71%     3.42%     5.91%      7.80%      8.79%

                                                            MML MANAGED BOND FUND
                          1998       1997       1996       1995       1994        1993       1992       1991       1990       1989
                        --------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ---------  ---------
Net asset value:
  Beginning of year     $ 12.410   $12.048    $12.448    $11.141    $12.405     $12.041    $12.219    $11.318    $11.354    $10.919
                        --------   -------    -------    -------    -------     -------    -------    -------    -------    -------
Income from investment
  operations:
Net investment income      0.756     0.801      0.776      0.782      0.792       0.785      0.870      0.903      0.943      0.918
Net realized and
  unrealized gain (loss)
  on investments and
  forward commitments      0.236     0.356     (0.401)     1.307     (1.264)      0.618      0.001      0.916     (0.036)     0.454
                        --------   -------    -------    -------    -------     -------    -------    -------    -------    -------
Total from investment
  operations               0.992     1.157      0.375      2.089     (0.472)      1.403      0.871      1.819      0.907      1.372
                        --------   -------    -------    -------    -------     -------    -------    -------    -------    -------
Less distributions:
Dividends from net
  investment income       (0.749)   (0.795)    (0.775)    (0.782)    (0.792)     (0.784)    (0.869)    (0.902)    (0.943)    (0.918)
Distribution from net
  realized gains          (0.057)       --         --         --         --      (0.255)    (0.158)    (0.016)        --     (0.019)
Distribution in excess
  of net realized
  gains                       --        --         --         --         --          --     (0.022)        --         --         --
                        --------   -------    -------    -------    -------     -------    -------    -------    -------    -------
Total distributions       (0.806)   (0.795)    (0.775)    (0.782)    (0.792)     (1.039)    (1.049)    (0.918)    (0.943)    (0.937)
                        --------   -------    -------    -------    -------     -------    -------    -------    -------    -------
Net asset value:
  End of year            $12.596   $12.410    $12.048    $12.448    $11.141     $12.405    $12.041    $12.219    $11.318    $11.354
                        ========   =======    =======    =======    =======     =======    =======    =======    =======    =======
Total return                8.14%     9.91%      3.25%     19.14%     (3.76%)    11.81%      7.31%     16.66%      8.38%     12.83%
Net assets (in
  millions):
  End of year            $254.11   $205.32    $181.57    $158.70    $121.21    $129.11    $ 88.15   $  66.98    $ 43.07    $ 40.03
Ratio of expenses to
  average net assets        0.48%     0.47%      0.51%      0.52%      0.52%      0.54%      0.56%      0.57%      0.57%      0.59%
Ratio of net investment
  income to average net
  assets                    6.07%     6.06%      6.54%      6.63%      6.69%      6.37%      7.28%      7.96%      8.40%      8.35%
Portfolio turnover rate    41.18%    41.99%     46.12%     70.00%     32.77%     58.81%     39.51%     61.85%     69.93%     64.77%

                                MML BLEND FUND

                         1998        1997        1996        1995       1994       1993       1992      1991       1990      1989
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Net asset value:
  Beginning of year    $ 24.080  $  21.973   $  20.519   $  17.672  $  18.305  $  17.846  $  17.307   $14.839    $15.428   $13.876
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Income from invest-
  ment operations:
Net investment income     0.417      0.843       0.824       0.811      0.707      0.655      0.707     0.736      0.792     0.823
Net realized and un-
  realized gain (loss)
  on investments and
  forward commitments     2.360      3.692       1.990       3.246     (0.271)     1.057      0.880     2.771     (0.445)    1.921
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Total from investment
  operations              2.777      4.535       2.814       4.057      0.436      1.712      1.587     3.507      0.347     2.744
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Less distributions:
Dividends from net in-
  vestment income        (0.416)    (0.843)     (0.824)     (0.811)    (0.707)    (0.655)    (0.707)   (0.736)    (0.811)   (0.835)
Distribution from net
  realized gains         (1.358)    (1.585)     (0.536)     (0.399)    (0.359)    (0.598)    (0.326)   (0.303)    (0.125)   (0.357)
Distribution in excess
  of net realized
  gains                      --         --          --          --     (0.003)        --     (0.015)       --         --        --
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Total distributions      (1.774)    (2.428)     (1.360)     (1.210)    (1.069)    (1.253)    (1.048)   (1.039)    (0.936)   (1.192)
                       --------  ---------   ---------   ---------  ---------  ---------  ---------  --------   --------   -------
Net asset value:
  End of year          $ 25.083  $  24.080   $  21.973   $  20.519  $  17.672  $  18.305  $  17.846   $17.307    $14.839   $15.428
                       ========  =========   =========   =========  =========  =========  =========  ========   ========   =======
Total return              13.56%     20.89%      13.95%      23.28%      2.48%      9.70%      9.36%    24.00%      2.37%    19.96%
Net assets (in
  millions):
End of year           $2,814.69  $2,471.83   $2,093.99   $1,823.14  $1,444.26  $1,296.54  $1,013.28   $797.04    $574.15   $524.29
Ratio of expenses
  to average net
  assets                   0.37%      0.38%       0.38%       0.38%      0.39%      0.40%      0.41%     0.42%      0.44%     0.45%
Ratio of net invest-
  ment income to
  average net assets       3.43%      3.56%       3.87%       4.19%      3.93%      3.60%      4.07%     4.54%      5.37%     5.57%
Portfolio turnover
  rate                    28.64%     21.20%      19.10%      30.78%     26.59%     20.20%     25.43%    26.92%     24.55%    22.39%

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                             MML EQUITY INDEX FUND

                                                                                  For the Period
                                                                                   May 1, 1997
                                                                                 (Commencement of
                                                        For the year Ended      Operations) through
                                                        December 31, 1998        December 31.1997*
                                                        ------------------      -------------------
Net asset value:
  Beginning of period                                       $12.080                 $ 10.000
                                                            -------                 --------
Income from investment operations:
Net investment income                                         0.128                    0.092
Net realized and unrealized gain on investments               3.284                    2.101
                                                            -------                 --------
Total from investment operations                              3.412                    2.193
                                                            -------                 --------
Less distributions:
Dividends from net investment income                         (0.128)                  (0.092)
Distributions from net realized gains                        (0.104)                  (0.021)
                                                            -------                 --------
Total distributions                                          (0.232)                  (0.113)
                                                            -------                 --------
Net asset value:
  End of year                                               $15.260                 $ 12.080
                                                            =======                 ========
Total return ***                                              28.22%                   21.39% **
Net assets (in millions):                                    $36.07                 $  24.20
Ratio of operating expenses to average net assets:
  Before expense waiver                                        0.60%                    0.43% **
  After expense waiver                                         0.50%                      --
Ratio of net investment income to average net assets:
  Before expense waiver                                        0.91%                    0.80% **
  After expense waiver                                         1.01%                      --
Portfolio turnover rate                                        5.19%                    2.00%


  * The Fund commenced operations on May 1, 1997.

 ** Percentages represent results for the period and are not annualized.

*** Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

                        MML SMALL CAP VALUE EQUITY FUND

                                                          For the Period
                                                           June 1, 1998
                                                         (Commencement of
                                                        Operations) through
                                                         December 31, 1998
                                                        -------------------
Net asset value:
  Beginning of period                                          $ 10.000
                                                               --------
Income from investment operations:
Net investment income                                             0.029
Net realized and unrealized loss on investments                  (1.506)
                                                               --------
Total from investment operations                                 (1.477)
                                                               --------
Less distributions:
Dividends from net investment income                             (0.030)
                                                               --------
Total distributions                                              (0.030)
                                                               --------
Net asset value:
  End of year                                                  $  8.493
                                                               ========
Total return **                                                  (14.77%)
Net assets (in millions):                                        $10.44
Ratio of expenses to average net assets:
  Before expense waiver                                            0.85% *
  After expense waiver                                             0.44% *
Ratio of net investment income to average net assets
  Before expense waiver                                            0.81% *
  After expense waiver                                             0.42% *
Portfolio turnover rate                                           23.40% *


  * Percentages represent results for the period and are not annualized.

 ** Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

Appendix

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Year 2000 Issue

Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 Issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 Issue. MassMutual is addressing the Year 2000 Issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 Issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers, including sub-advisers to the Funds, and others with which MassMutual and the Funds conduct business to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 Issue. The extent of such impact cannot be predicted.

Derivatives Transactions

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds' use of derivatives, other than forward contracts, is minimal.

The Funds may use derivatives to attempt to:

o protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

o    facilitate selling securities for investment reasons;

o protect a Fund's unrealized gains or limit unrealized losses in the value of its securities;

o establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

o manage the effective maturity or duration of fixed-income securities in a Fund's portfolio; or

o manage its exposure to changing security prices (collectively, "Derivatives Transactions").

Most, if not all, of these derivatives transactions will involve the portfolios of MML Managed Bond Fund and the Bond Segment of MML Blend Fund as MML Series Investment Fund has no present intent to enter into derivatives transactions with regard to MML Equity Fund, the Equity or Money Market Segments of MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund or MML Small Cap Growth Equity Fund. The Funds will not use derivatives for speculative purposes.

MML Equity Index Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. MML Equity Index Fund may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Investments in stock index futures typically require greater available cash balances than do investments in Standard & Poor's Depositary Receipts.

Although MML Equity Index Fund will not be a commodity pool, derivatives subject this Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Index Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized gains and unrealized losses on such contracts.

Standard & Poor's Depositary Receipts

MML Equity Index Fund may invest in Standard & Poor's Depositary Receipts when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner that adequately corresponds to the Index. Investments in these depositary receipts typically require less available cash balances than do investments in stock index futures.

These depositary receipts represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. They trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. Holders of the depositary receipts are entitled to receive dividends that accrue to stocks held by the unit investment trust, less trust expenses. An investment in these depositary receipts is intended to provide investment results that generally correspond to the price and yield performance of the Index.

Forward Contracts or "When Issued"
Securities

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of derivatives include:

o the risk that interest rates and securities prices will not move in the direction anticipated;

o imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

o the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund's other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may also enter into stock index futures contracts. These Funds enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

MassMutual, Babson, MFS, J.P. Morgan and Waddell & Reed (collectively the "Advisers") intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Advisers believe the result of trading, net of transaction costs, will benefit the Funds.

Restricted And Illiquid Securities

None of the Funds currently expect to invest in restricted or illiquid securities. However, each Fund may invest not more than 15% (10% in the case of MML Money Market Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by Funds' Board of Trustees, or by the Advisers, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Blend Fund, MML Equity Index Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially.

Loans will be made only to borrowers deemed by the Advisers to be of good standing.

Cash Positions

Each Fund, other than MML Money Market Fund, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund's ability to achieve its investment objective.

Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds, including MML Equity Index Fund, may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

MML Growth Equity Fund and MML Small Cap Growth Equity Fund may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

Mortgage-Backed U.S. Government
Securities and CMOs

The Funds may invest in mortgage-backed U.S. securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. government securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund's shares. These government agencies may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

o In the case of MML Money Market Fund there is no limitation in respect of certificates of deposit and bankers' acceptances.

o MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these Funds' total assets in either the electric utility or telephone industries.

Industry Diversification

MML Equity Index Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities.

                           MML SERIES INVESTMENT FUND
                               1295 State Street
                     Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund: You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-800-767-1000, ext. 8480 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention Shareholder Services, F471.

From the SEC: You may review information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC's Internet site at http://www.sec.gov. When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds' SEC file number: 811-2224.

                                   MML SERIES
                                INVESTMENT FUND
                               1295 State Street
                        Springfield, Massachusetts 01111


                               INVESTMENT MANAGER

                  Massachusetts Mutual Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111


                            INVESTMENT SUB-ADVISERS

                   David L. Babson and Company, Incorporated
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                         Mellon Equity Associates, LLP
                                500 Grant Street
                                   Suite 3700
                         Pittsburgh, Pennsylvania 15258

                    Massachusetts Financial Services Company
                              500 Boylston Street
                        Boston, Massachusetts 02116-3741

                    J.P. Morgan Investment Management, Inc.
                                522 Fifth Avenue
                            New York New York 10036

                  Waddell & Reed Investment Management Company
                                   630 Lamar
                          Overland Park, KS 66202-4247


                            INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                               2300 Tower Square
                                1500 Main Street
                        Springfield, Massachusetts 01101


                                   CUSTODIANS

                                 Citibank, N.A.
                                111 Wall Street
                               New York, New York

                     Boston Safe Deposit and Trust Company
                                One Boston Place
                          Boston, Massachusetts 02108

                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116


                             PRINCIPAL UNDERWRITER

                             MML Distributors, LLC
                                1414 Main Street
                        Springfield, Massachusetts 01144


                                 CO-UNDERWRITER

                          MML Investors Services, Inc.
                                1414 Main Street
                             Springfield, MA 01144


                                 LEGAL COUNSEL

                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                           MML SERIES INVESTMENT FUND
                                1295 State Street
                        Springfield, Massachusetts 01111

                       STATEMENT OF ADDITIONAL INFORMATION


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND DATED MAY 3, 1999, AS AMENDED FROM TIME-TO-TIME (THE "PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS' ANNUAL REPORT AS OF DECEMBER 31, 1998 (THE "ANNUAL REPORT"). THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST FROM THE SECRETARY, MML SERIES INVESTMENT FUND, 1295 STATE STREET, SPRINGFIELD, MASSACHUSETTS 01111 OR BY CALLING 1-800-767-1000, EXT. 8480.


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:


 .  MML EQUITY FUND
 .  MML MONEY MARKET FUND
 .  MML MANAGED BOND FUND
 .  MML BLEND FUND
 .  MML EQUITY INDEX FUND
 .  MML SMALL CAP VALUE EQUITY FUND
 .  MML GROWTH EQUITY FUND
 .  MML SMALL CAP GROWTH EQUITY FUND



DATED MAY 3, 1999

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----

GENERAL INFORMATION...........................................   B-3

INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS...........   B-3

INVESTMENT RESTRICTIONS.......................................  B-34

MANAGEMENT OF MML TRUST.......................................  B-40

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........  B-47

INVESTMENT MANAGEMENT AND OTHER SERVICES......................  B-47

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS...............  B-53

CAPITAL SHARES................................................  B-57

PURCHASE, REDEMPTION AND PRICING OF
  SECURITIES BEING OFFERED....................................  B-58

TAX STATUS....................................................  B-61

CERTAIN TAX AND ACCOUNTING INFORMATION........................  B-62

INVESTMENT PERFORMANCE........................................  B-63

EXPERTS.......................................................  B-65

APPENDIX  Securities Ratings..................................   A-1

                            I.  GENERAL INFORMATION


MML Series Investment Fund ("MML Trust") is a no-load, open-end, investment management company having separate investment portfolios. This Statement of Additional Information provides information regarding the following seven diversified investment portfolios: MML Equity Fund ("MML Equity"); MML Money Market Fund ("MML Money Market"); MML Managed Bond Fund ("MML Managed Bond"); MML Blend Fund ("MML Blend"); MML Small Cap Value Equity Fund ("MML Small Cap Value Equity"); MML Growth Equity Fund ("MML Growth Equity"); MML Small Cap Growth Equity Fund ("MML Small Cap Growth Equity "); and one non-diversified investment portfolio, MML Equity Index Fund ("MML Equity Index") (collectively, the "Funds" of MML Trust). Each Fund has its own investment objectives and policies and is designed to meet different investment needs.


MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.


MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson and Company Incorporated ("Babson") manages the investment of the assets of MML Equity, MML Small Cap Value and the Equity Segment of MML Blend; Mellon Equity Associates, LLP ("Mellon Equity") manages the investment of the assets of MML Equity Index; and Massachusetts Financial Services Company ("MFS") manages the investment of the assets of MML Growth Equity. MassMutual has an investment sub-advisory agreement with each of J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Waddell & Reed Investment Management Company ("Waddell & Reed") whereby each has agreed to manage a portion of the investments of MML Small Cap Growth. MassMutual, Babson, Mellon Equity, MFS, J.P. Morgan and Waddell & Reed are registered with the Securities and Exchange Commission (the "SEC") as investment advisers. (MassMutual, Babson, Mellon Equity, MFS, J.P. Morgan and Waddell & Reed are referred to hereinafter collectively as the "Advisers").


            II.  INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS


Each Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Funds' investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund's outstanding shares. A "majority of the outstanding shares" of any Fund means the lesser of (1) 67% of such Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund's outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Advisers' ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. For a description of ratings of corporate debt securities and money market instruments in which the Funds may invest, reference should be made to the Appendix.


A.   MML Equity

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity type securities such as preferred stocks, securities convertible into common stock and warrants. Investments are made in securities of companies which, in the opinion of Babson, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer's historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor's 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets.


B.   MML Managed Bond

It is a non-fundamental policy of MML Managed Bond to invest all of its assets in investment grade, publicly traded, fixed-income securities.


Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) or, if unrated, which are judged by MassMutual to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody's includes a security that has been rated Baa3 by Moody's. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.


While MML Managed Bond has no current expectation to invest in non-investment grade securities, the Fund may invest up to twenty percent (20%) of its assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest.
The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.


In implementing these policies, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond's net assets being invested in such securities, and (2) securities of foreign issuers, provided, however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value or portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.


Normally, the Fund's duration will range from four to seven years. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.


C.   MML Blend

Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

The Equity Segment generally invests in equity-type securities in substantially the same manner as described in the discussion of MML Equity. The Bond Segment generally invests in the types of bonds and other debt securities described in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend's total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. During 1998, no debt securities were acquired by MML Blend which were not rated at least BBB by S&P or Baa by Moody's.

The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:


     (a)  U.S. Treasury Bills and other U.S. Government securities;

     (b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend's total assets);

     (c) commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody's (P-1 or P-2) or S&P (A-1 or A-2);

     (d) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

     (e) securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment's total assets.


D.   MML Equity Index


MML Equity Index attempts to duplicate the investment results of Standard & Poor's 500 Composite Stock Price Index (the "Index"), which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company's market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

The Fund attempts to be fully invested at all times in the stocks that comprise the Index, Standard and Poor's Depositary Receipts ("SPDRs") and stock index futures as described below and, in any event, in the normal course of management, at least 80% of the Fund's net assets will be so invested. Furthermore, while MML Equity Index does intend to invest in every stock included in the Index, there may be circumstances, such as during the Fund's early stages, when it may have relatively small assets, when the Fund is not invested in every such stock. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 73% of the total market value of all United States common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stock.


The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1998, approximately 54.93% of the Index was composed of the 50 largest companies. Mellon Equity generally selects stocks for MML Equity Index's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.


No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. MML Equity Index is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time-to-time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.


MML Equity Index believes that the indexing approach described above is an effective method of substantially duplicating Index performance. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least .95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.


MML Equity Index's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

MML Equity Index is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuances or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


E.   MML Small Cap Value Equity


The Fund's current non-fundamental policy is that, under normal circumstances, at least 65% of the value of its total assets will be invested (determined at the time the Fund invests its assets) in equity securities which are issued by companies with market capitalization, at the time of purchase, of $750 million or less. The Fund is not, however, required to sell portfolio securities as a result of an issuer's market capitalization increasing over $750 million. Consequently, during periods of equity market strength, a substantial portion of the Fund's portfolio may consist of securities issued by companies with a market capitalization in excess of $750 million. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Stock Index.
While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund's shares are suitable only for those investors who are in a financial position to assume such risk.

The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of Babson, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer's historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's holdings will have price/earnings ratios and price/book value ratios below those of the S&P 500 Composite Stock Price Index (the "S&P 500 Stock Index"). Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.


F.   MML Growth Equity

The Fund's non-fundamental investment policy is to provide long-term growth of capital and future income rather than current income. The Fund invests its assets generally in the common stocks and securities convertible into common stocks of companies that the Adviser, MFS, believes offer better than average prospects for long-term growth.

The Fund uses a bottom-up investment style in managing this Fund. Investments are selected based upon fundamental analysis. MFS seeks to purchase securities of companies that it considers well run and poised for growth. MFS looks particularly for companies that demonstrate the following characteristics:

        .    a strong franchise
        .    strong cash flows
        .    a recurring revenue stream.
        .    strong industry position, with potential for high profit margins and substantial barriers to new entry in the industry
        .    strong management with a clearly defined strategy
        .    new products or services

MML Growth Equity may invest in foreign securities and may have exposure to foreign currencies through its investments in these securities, its direct holdings of foreign currencies or through the use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

G. MML Small Cap Growth Equity


MML Small Cap Growth Equity seeks capital appreciation over time by investing primarily in common stocks of smaller companies that the Advisers believe offer potential for long-term growth.


The Fund invests primarily in common stocks and securities convertible into stock. The Fund may maintain cash reserves for liquidity purposes. The Fund generally buys securities of companies whose market capitalization is greater than $100 million but less than $1.5 billion at the time of purchase. The Fund is not required to invest in dividend-paying stocks, since current income is not an objective of the Fund.


J.P. Morgan, one of the Fund's Advisers, selects investments based on in-depth proprietary research and stock valuation and selection. J.P. Morgan's research analysts forecast companies' prospects over a relatively long period often as much as five years to gain insight into a company's real growth potential. J.P. Morgan uses a variety of valuation models to quantify the research team's findings and rank companies in each industry according to their relative value. Using the research and rankings, J.P. Morgan chooses companies for the Fund by focusing on each company's business strategy and competitive environment. J.P. Morgan seeks to buy stocks of companies ranked as undervalued or fairly valued and poised for long-term growth. While the Fund holds stocks in many industries, it tends to emphasize those industries with higher growth potential such as technology, healthcare and consumer services.


The Fund's other investment Adviser, Waddell & Reed, uses a bottom-up investment selection process, generally emphasizing long-term growth and superior financial characteristics, such as annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.


Generally, companies also are considered that are niche players with a defensible market position, active involvement of the founder-entrepreneur, and a commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed buys companies with an anticipated three-year holding period and therefore expects this portion of the Fund's portfolio to have lower than 50% annual turnover.


H.    Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts. Nonetheless, the following is a discussion of the Funds' authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as "Derivatives").

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund's portfolio (collectively "Derivatives Transactions"). MML Equity Index may invest in Derivatives in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specially focused way for the Fund to invest than "traditional" securities would.


     1. Forward Contracts - Each Fund may purchase or sell securities on a "when issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.


     While MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may also enter into forward contracts with the initial intention of acquiring securities for its portfolio, these Funds may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Fund could buy call or put options to "cover" the forward contracts. MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity will not enter into a forward contract if as a result more than 25% of that Fund's total assets would be held in a segregated account covering such contracts.


     2. Currency Transactions and Swaps - MML Equity, MML Money Market, MML Managed Bond and MML Blend may invest in debt securities of foreign issuers that are not denominated in U.S. dollars. In such cases, these Funds will enter into currency transactions either to hedge the foreign currency risks or to effectively convert the debt security to U.S. dollars.


     MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.


     Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if MML Small Cap Value Equity, MML Growth Equity or MML Small Cap Growth Equity believe that a foreign currency may suffer a substantial decline against the U.S. dollar, that Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. These Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which these Funds have or in which the Funds expect to have portfolio exposure.


     None of MML Small Cap Value Equity, MML Growth Equity or MML Small Cap Growth Equity will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, MML Small Cap Value Equity, MML Growth Equity and

     MML Small Cap Growth Equity may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if an Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the "D- mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Funds are engaging in proxy hedging.


     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     3. Interest Rate Swap Agreements - Swap Agreements - An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Advisers on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

     MML Growth Equity and MML Small Cap Growth Equity may also engage in the following types of swap transaction, including, but not limited to, floors and collars and options on interest rate swaps.


     4. Futures - The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.


     While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.


     Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its future obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of "initial margin" consisting of cash or U.S. Treasury bills currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market".

     To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

     Options on Futures Contracts: Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.


     Combined Positions: MML Growth Equity and MML Small Cap Growth Equity are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     5.  Call and Put Options

     Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

     Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     Put Options give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are "covered" by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.


     6. Options on Indexes -- MML Growth Equity and MML Small Cap Growth Equity may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.


     7. Exchange Traded and OTC Options -- All options purchased or sold by MML Growth Equity and MML Small Cap Growth Equity will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by a Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     8. Interest Rate Caps - The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Board of Trustees, a Fund selling caps and floors would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     9. Other Derivatives - The Funds may use other derivatives that are or become appropriate in the context of each Fund's investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

Derivatives Limitations The policies limiting the use of Derivatives are non-fundamental policies established by the Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust's current non-fundamental policies are:

     1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund's total assets would be committed to initial margin deposits on such contracts;

     2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

     3. a Fund would not write a covered call or put option if as a result more than 20% of the Fund's total assets would be in one or more segregated accounts covering call and put options;

     4. a Fund would not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts; and

     5. a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the "300% asset coverage test"). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts - If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high grade liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitments. At the time of entering into a forward contract, the segregated account covering such forwards shall not exceed 25% of the Fund's assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund's other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.


Risks in Using Derivatives - There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the charter of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

     . the risk that interest rates and securities prices will not move in the direction anticipated;

     . imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

     . the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

     . the possible absence of a liquid secondary market for any particular instrument at any time;

     .    futures contracts and options can be highly volatile;

     . the writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

     . the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

     . the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

     . forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets.


I.  Other Investment Practices


          1. Repurchase Agreements - MML Money Market, MML Managed Bond, MML Blend, MML Equity Index, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund's total assets would be invested in repurchase agreements at any one time, each such Fund may invest not more than 10% of their respective total assets in such agreements. Under a repurchase agreement, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which meet the credit requirements set by MML Trust's Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by a Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

     In an attempt to reduce the risk of incurring a loss on a repurchase agreement, MML Equity Index will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below sale price.

     While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's estate.


     2. Reverse Repurchase Agreements - MML Blend, MML Small Cap Value Equity, MML Managed Bond, MML Growth Equity and MML Small Cap Growth Equity may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. Each such Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described in the Prospectus. See "Investment Restrictions" in the Prospectus.

     3. Restricted and Illiquid Securities - None of the Funds currently expects to invest in restricted or illiquid securities, although, as a non-fundamental policy, each Fund may invest no more than 15% (10% in the case of MML Money Market) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), provided that such securities are determined to be liquid by the Board of Trustees or the Adviser if such determination is pursuant to Board-approved guidelines.

     Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the Advisers for the Funds' portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the Adviser's implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds' investments could be impaired if trading does not develop or declines.

     Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds' portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exceptions of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund's flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.


     4. Warrants and Rights - MML Small Cap Value Equity, MML Equity, MML Blend and MML Small Cap Growth Equity may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. MML Small Cap Value Equity may invest up to 5% of the value of its assets in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.


     MML Small Cap Value Equity may also invest in rights. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.

     Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.


     5. Foreign Securities - Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers (with the exception of MML Growth Equity), whether or not the securities are listed on a domestic or foreign exchange. It is the current expectation, however, that MML Equity will make no such investments. If such investments are made by MML Managed Bond or MML Blend, it is presently expected that no more than 5% of the Fund's respective net assets will be invested in such securities. Investments in Canadian securities have their own limitations as set forth in the Prospectus. MML Growth Equity may invest not more than 30% of its net assets in the securities of foreign issuers, whether or not the securities are listed on a domestic or foreign exchange. Foreign securities also include securities of foreign issuers
     (i) represented by American Depositary Receipts (ADRs), (ii) traded in the United States over-the-counter markets, or (iii) listed on a U.S. securities exchange.


     MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity are permitted to invest in foreign securities, but intend to make such investments only if: (i) such securities are U.S. denominated; or
     (ii) if such securities are not U.S. denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If these Funds' securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.



     ADR's are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADR's trade on U.S. securities exchanges, and therefore are not treated as "foreign securities" for purposes of the limitations on a Fund's investments in foreign securities, although they are subject to many of the same risks as foreign securities as described below.

     MML Growth Equity and MML Small Cap Growth Equity also may invest in sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and are evidence of ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.


     In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their value will be affected favorably or unfavorably by changes in the strength of the U.S. Dollar relative to other currencies as well as to other factors that affect security prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:


     .    imposition of dividend or interest withholding or confiscatory taxes

     .    higher brokerage costs

     .    thinner trading markets, currency blockages or transfer restrictions

     .    military coups or other adverse political or economic developments

     . applicability of less stringent regulation of foreign securities markets

     . the availability of less information about the issuer of the security in question

     .    possible seizure, expropriation or nationalization of foreign assets

     . less government supervision and regulation of securities exchanges, brokers and listed companies

     .    the difficulty of enforcing obligations in other countries

     . greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

     Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Funds are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, Funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. Dollar. Further, it may be more difficult for the Funds' agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Funds' ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.


     A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

     In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economics. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economics of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.


     6. Lending Portfolio Securities - The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

     (a)  the Fund must receive at least 100% cash collateral from the borrower;

     (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

     (c)  the Fund must be able to terminate the loan at any time;

     (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

     (e) the Fund may pay only reasonable custodian fees in connection with the loan; and

     (f) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     In connection with its securities lending transactions, a Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a "placing broker," a part of the interest earned from the investment of cash collateral received for securities loaned.

     7. Short Sales Against-the-Box - Selling short "against-the-box" refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities "in the box" prior to the time the short position is closed out. None of the Funds currently intends to engage in short sales against-the-box.

     8. Money Market Instruments: Large Denominations - Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.


     9. MML Money Market Investments - For so long as MML Money Market values its portfolio instruments on the basis of amortized cost (see "Purchase, Redemptions and Pricing of Securities Being Offered"), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.


     MML Money Market's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations ("NRSROs") have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc., ("Moody's") other NRSROs include: Duff

     & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if MassMutual determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.


     MML Money Market's investment in certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.


     Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.


     The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Tier 2 Security, MML Money Market would dispose of any such security as soon as practical.

     At present, obligations of United States agencies or instrumentalities which MassMutual intends to purchase for the portfolio of MML Money Market include principally obligations of Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).


     10. Other Money Market Investments - MML Equity Index and MML Small Cap Value Equity may invest in the following types of money market instruments:

          U.S. Government Securities - Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the Government. Other U.S. Government Securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government Securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government Securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.


          Bank Obligations - MML Equity Index may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, MML Equity Index may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


          Commercial Paper - Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by MML Equity Index will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's) or A-1 by Standard & Poor's Ratings Group ("S&P"), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by Mellon Equity to be of comparable quality to those rated obligations which may be purchased by the Fund.

     MML Small Cap Value Equity will limit its investments in certificates of deposit and bankers' acceptances to U.S. dollar denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks ("Eurodollar Obligations") and U.S. branches of foreign banks ("Yankeedollar Obligations"). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks' most recently published financial statements.
     Eurodollar Obligations and Yankeedollar Obligations will not be acquired if, as a result, more than 25% of the Fund's net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as domestic banks.


     11. Mortgage-Backed U.S. Government Securities and CMOs - MML Equity, MML Money Market, MML Managed Bond and MML Blend may invest in mortgage-backed U.S. securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and also, in the case of CMOs, by private issuers, which issue or guarantee the securities relating to the pool.
     Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government Securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of a Fund's shares. These government agencies may also issue derivative mortgage-backed securities such as CMOs.

     The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool.
     Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.


     Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.


     12. Asset-Backed Securities - These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

     The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Funds would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


     13. Lower Quality Debt Instruments and Preferred Stock - MML Managed Bond and MML Blend may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody's. MML Managed Bond may invest not more than 20% of its total invested assets in such investments and MML Blend may invest not more than 10% of its total assets in such investments. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which MML Managed Bond and MML Blend seeks to achieve their respective investment objectives and such investor's ability to assume these risks before investing in MML Managed Bond or MML Blend.


     14. Investment Basket - The Board of Trustees, notwithstanding any of the investment restrictions set forth in this Statement of Additional Information or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund's investment objectives and policies and has adopted reasonable guidelines for use by the Fund's Advisers. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund's total assets. MML Trust has no current plans to use this investment basket authority.

     15. Variable Rate Master Demand Notes - While the Money Market Segment of MML Blend may purchase variable rate master demand notes, it has never done so and has no current intention of doing so in the foreseeable future.


     16. Stock Index Futures - A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Equity Index purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

     In connection with its futures transactions, MML Equity Index may be required to establish and maintain at its custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.


     17. Standard & Poor's Depositary Receipts ("SPDRs") - An investment in SPDRs is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500 Composite Stock Price Index (the "Index"). MML Equity Index may invest in SPDRs when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. Investments in SPDRs typically require less available cash balances than do investments in stock index futures. SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. SPDR holders are entitled to receive dividends which accrue to stocks held by the unit investment trust, less trust expenses. SPDRs trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day.


     18. Trading Activity - It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, MassMutual intends to engage in the active management of MML Managed Bond's portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML

     Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.


     The Advisers intend to use trading as a means of managing the portfolio of MML Blend, MML Growth Equity and MML Small Cap Growth Equity in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when the Advisers believe the result of the trading, net of transaction costs, will benefit the Funds.


     19. Roll Transactions - To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.


     The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet it obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

                          III. INVESTMENT RESTRICTIONS


The following is a description of certain fundamental restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund.

MML Equity, MML Money Market, MML Managed Bond and MML Blend will not:


1. Make an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity, would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity;

2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts (see "Investment Practices of the Funds and Related Risks - Derivatives");

3. Purchase commodities or commodity contracts, except to the extent that each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may enter into financial futures contracts (see the Prospectus and "Investment Practices of the Funds and Related Risks - Derivatives");

4. Purchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies;

5.   Hold more than 10% of the voting securities of any one company;


6. Purchase or hold the securities of any company, if to the knowledge of the Board of Trustees of MML Trust, persons who are officers or directors of MassMutual or officers or Trustees of MML Trust, and who individually own more than 1/2 of 1% of the securities of that company, together own more than 5% of such securities;

7.   Make short sales of securities;

8. Write, purchase or sell puts, calls or combinations thereof, except each of MML Equity, MML Money Market, MML Managed Bond and MML Blend may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto (see "Investment Practices of the Funds and Related Risks - Derivatives - Call and Put Options");

9. Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

10. Purchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

11. Invest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers' commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held;

12. Participate in the underwriting of securities, except to the extent that each Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);


13. Make loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market, MML Managed Bond and MML Blend, through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), (iii) in the case of MML Managed Bond, through the lending of portfolio securities with respect to not more than 10% of the total assets of the fund taken at current value, and (iv) in the case of MML Blend, through the lending of portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved);

14.  Issue senior securities, except to evidence permitted borrowings;

15. Pledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost;

16. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions and in reverse repurchase agreements, provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations; or

17. Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

          (a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers' acceptances.

          (b) MML Money Market, MML Managed Bond and the Bond Segment of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these Fund's total assets in either the electric utility or telephone industries.

MML Equity Index Fund

The following is a description of certain restrictions on investments of MML Equity Index which may not be changed without a vote of a majority of the outstanding shares of the Fund:

1. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts;

2. Purchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and this Statement of Additional Information;

3. Borrow money or pledge, mortgage or hypothecate its assets, except (i) in connection with entering into futures contracts and (ii) temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's asset;

4. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The

     Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets;

5.   Write, purchase or sell puts, calls or combinations thereof;

6. Make loans to any officer, Trustee or employee of MML Trust or to any officer, director or employee of MassMutual, or to MassMutual;

7. Purchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;


8. Purchase securities of investment companies except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act");

9. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated;


10. Make loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers' acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value; or

11. Issue senior securities, except to evidence borrowings permitted by investment restriction (3) described above.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not sell securities short, but reserves the right to sell securities short against the box. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund


Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets or, or borrowings by or on behalf of, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity. MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity will not:

1. Purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund's assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.


2. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund's assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

3. Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.


4.   Make short sales, except for sales "against-the-box."

5. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

6. Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

7. Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

8. Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

9. Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.


10. Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund's assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Notwithstanding any fundamental investment restriction set forth above or the Prospectus, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may each (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of that Fund and has adopted reasonable guidelines for use by that Fund's Advisers, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of that Fund's total assets. For the foreseeable future, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity do not expect to engage in futures and options transactions or interest rate swap agreements.


In addition to the fundamental investment restrictions of MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of these Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and guidelines, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may not:

1. Invest for the purpose of exercising control over, or management of, any company.


2. Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the Advisers or an affiliate thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.


                          IV. MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be "interested persons," as defined in the 1940 Act, of MML Trust. The Board of Trustees has established an Advisory Board that has advisory functions only as to investments made by MML Trust. Trustees of MML Trust, members of the Advisory Board, and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Stuart H. Reese*                    Chairman, Trustee and President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  44



Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (finance company) and Charter Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners II LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since 1995), Kirtland Capital Partners; President (since 1995), Chairman and Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).


Ronald J. Abdow                     Trustee of MML Trust
1111 Elm Street
West Springfield, MA 01089
Age: 68



President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).


Richard H. Ayers                    Trustee of MML Trust
176 Sewall Road
Wolfreboro, NH 03894
Age: 57


Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Southern New England Telecommunications Corp. and Perkin-Elmer Corp.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland                      Trustee of MML Trust
67 Market Street

------------------------
* Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Springfield, MA 01102
Age: 60

Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), SIS/Family F.S.B. (formerly SIS
Bank); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).


David E. A. Carson            Trustee of MML Trust
850 Main Street
Bridgeport, CT 06604
Age: 65


Chairman and Chief Executive Officer (since 1997), President and Chief Executive Officer (1985-1997), People's Bank; Director, United Illuminating Co. (electric utility); Trustee, American Skandia Trust (open-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard G. Dooley*            Trustee of MML Trust
1295 State Street
Springfield, MA  01111
Age: 70


Consultant (since 1993), MassMutual; Director (since 1996), Investment Technology Group, Inc.; Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc. (formerly known as Hartford Steam Boiler Inspection and Insurance Co.), Nellie Mae, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Trustee (since 1974), MassMutual Corporate Investors, and Trustee (since 1988), Vice Chairman (since 1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Director (since
1996), Charter Oak Capital Management, Inc.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).


Richard W. Greene             Trustee of MML Trust
University Of Rochester
Rochester, NY 14627
Age: 64


Vice President for Investments and Treasurer (since 1998), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).


Beverly L. Hamilton           Trustee of MML Trust
515 South Flower Street
Los Angeles, CA 90071
Age: 53


President, ARCO Investment Management Co.; Director, Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Director (since 1997), United Asset Management Corp. (investment management); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

------------------------
* Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

F. William Marshall, Jr.      Trustee of MML Trust
1441 Main Street
Springfield, MA 01102
Age: 57


Chairman (since 1999), SIS and Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Director (since
1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).


Charles J. McCarthy           Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age: 76


Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).


Robert J. O'Connell*          Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age:  55



President, Chief Executive Officer, Director, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee of MassMutual Life Insurance Company; Director, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc., Trustee, MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director, MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc., Life Office Management Association; Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of

----------------------------

*Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.; Trustee (since 1999), MML Series Investment Fund (open-end investment company).


John H. Southworth              Trustee of MML Trust
195 Eton Road
Longmeadow, MA 01106
Age: 72



Chairman (since 1994), Southworth Company (manufacturer of paper and calendars); Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).


Michael D. Hays                 Chief Financial Officer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 56


Senior Vice President (since 1998), Senior Vice President and Actuary (1986-
1998), MassMutual; Chief Financial Officer (since 1999), MassMutual Institutional Funds (open-end investment company).

Mary Wilson Kibbe               Senior Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 45


Executive Director (since 1982), Senior Managing Director (1996-1997), Vice President and Managing Director (1991-1996), MassMutual; Senior Vice President (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners II LLC) and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Vice President, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Vice President (1991-
1995), Oppenheimer Investment Grade Bond Fund (open-end investment company).

Charles C. McCobb, Jr.          Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 55

Managing Director (since 1997), MassMutual; Managing Director and Vice President (1994-1997), Citicorp, Inc. (banking); Managing Director (1973-1994), Aetna Life & Casualty (insurance company);

Vice President and Chief Financial Officer (since 1998), MMCI Subsidiary Trust and MMPI Subsidiary Trust (wholly-owned subsidiaries of MassMutual Corporate Investors and MassMutual Participation Investors, respectively); Chief Financial Officer (since 1998), MMHC Investment, Inc. (investor in funds sponsored by MassMutual) and HYP High Yield Partners II LLC.

Stephen L. Kuhn               Vice President and Secretary of MML Trust
1295 State Street
Springfield, MA 01111
Age: 52


Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company).


Judith A. Martini             Vice President of MML Trust
140 Garden Street
Hartford, CT 06154
Age: 50


Second Vice President (since 1996), MassMutual; Marketing Manager (1984-1996), Connecticut Mutual Life Insurance Company (life insurance company).


Mark B. Ackerman              Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 34



Investment Director (since 1996), Associate Investment Director (1993-1996), MassMutual; Controller (1997-1998), Associate Treasurer (1995-1997), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Treasurer (since 1998) MMCI Subsidiary Trust and MMPI Subsidiary Trust (wholly-owned subsidiaries of MassMutual Corporate Investors and MassMutual Participation Investors, respectively); Treasurer (since 1998), Comptroller (1997-1998), Associate Treasurer (1995-1996), MassMutual Institutional Funds (open-end investment company).

The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of any series of MML Trust.

MML Trust's Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The following table discloses actual compensation paid to non-interested Trustees of MML Trust and members of its Advisory Board during the 1998 fiscal year. MML Trust paid no compensation to any of its officers. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. Currently, no Trustee is entitled to receive any benefits under such deferred compensation plan. Each of the non-interested Trustees and members of the Advisory Board also serve as a Trustee of one other registered investment company managed by MassMutual.


========================================================================================
                           Aggregate Compensation from      Total Compensation from MML
Name/Position                       MML Trust                 Trust and Fund Complex
========================================================================================
Ronald J. Abdow
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
Mary E. Boland
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
William F. Marshall
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
Charles J. McCarthy
Trustee                             $17,000                          $34,000
----------------------------------------------------------------------------------------
John H. Southworth
Trustee                             $17,000                          $34,000
----------------------------------------------------------------------------------------
Richard H. Ayers
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
David E. A. Carson
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
Richard W. Greene
Trustee                             $16,000                          $32,000
----------------------------------------------------------------------------------------
Beverly L. Hamilton
Trustee                             $16,000                          $32,000
========================================================================================

             V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, through its separate investment account and direct investment in MML Equity Index, was the owner of record of all of the outstanding shares of MML Equity Index as of April 1, 1999 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of MML Equity Index. MassMutual, MML Bay State and C.M. Life Insurance Company ("C.M. Life") were the record owners of all of the outstanding shares of each of the other series of MML Trust (with the exception of MML Growth Equity and MML Small Cap Growth Equity) as of April 1, 1999 and therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each of the other series of MML Trust. MML Growth Equity and MML Small Cap Growth Equity did not commence operations until May 3, 1999. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111.


                  VI. INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the "Management Agreements"). Under the Management Agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust.


Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Equity, MML Money Market, MML Managed Bond and MML Blend, of .50% of the first $100 million of the average daily net asset value of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net asset value of MML Small Cap Value Equity, .60% of the next $200 million, .55% of the next $200 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of .40% of the first $100 million of the average daily net assets of MML Equity Index, .38% of the next $150 million and
 .36% of any net assets thereafter. MassMutual has agreed to bear expenses of each MML Equity, MML Money Market, MML Managed Bond, MML Blend and MML Small Cap Value Equity (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 2000. This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 1998, MassMutual paid $36,434 for MML Small Cap Value Equity. MassMutual had a similar agreement to bear the expenses of MML Equity Index. This agreement terminated as of April 30, 1998. During 1998, MassMutual paid $29,698 for MML Equity Index.
For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net asset value of the Fund, .77% on the next $300 million, .75% on the next $300 million, .37% on the next $600 million, and .25% on assets over $1.5 billion. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $100 million, 1.050% on the next $100 million, l.025% on the next $300 million and 1.000% on assets over $500 million.


The Management Agreements also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each Fund except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies;
(2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested person, as described in the 1940 Act, or advisers of the Trust; and
(5) fees of the Fund's independent certified public accountants.


The net asset values of the Funds at December 31, 1998 and the investment management fees each paid during the past three years were:

--------------------------------------------------------------------------------------------
Fund                             Net Assets              Investment   Management Fees
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                Dec. 31, 1998        1996            1997            1998
--------------------------------------------------------------------------------------------
MML Equity Fund                   $74,956,036     $5,787,673      $8,082,863      10,216,960
--------------------------------------------------------------------------------------------
MML Money Market Fund             178,423,757        612,946         703,344         693,453
--------------------------------------------------------------------------------------------
MML Managed Bond Fund              20,173,153        820,434         913,026       1,034,821
--------------------------------------------------------------------------------------------
MML Blend Fund                    112,214,264      7,525,674       8,933,947      10,258,337
--------------------------------------------------------------------------------------------
MML Equity Index Fund*             36,069,277            N/A          61,760         117,348
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
MML Small Cap Value Equity         10,260,184            N/A             N/A          35,260
Fund**
--------------------------------------------------------------------------------------------


 *MML Equity Index Fund commenced operations on May 1, 1997.
**MML Small Cap Value Equity Fund commenced operations on June 1, 1998.


MML Growth Equity Fund and MML Small Cap Growth Fund commenced operations on May 3, 1999.

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days' written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Each Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial "MML" is withdrawn from the Fund by MassMutual.

David L. Babson and Company Incorporated


Pursuant to three investment sub-advisory agreements (the "Sub-Advisory Agreements") between MassMutual and Babson, Babson serves as the Investment Sub-Adviser to MML Equity, MML Small Cap Value Equity and the Equity Segment of MML Blend, and provides day-to-day management of these Funds' investments. Babson is located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson and its employees manage approximately $19 billion in assets.


MassMutual pays Babson a quarterly fee for the investment advisory services Babson provides with respect to each of the Funds for which Babson serves as sub-adviser. This quarterly fee is equal to an annual rate of .13% of the average daily net asset value of MML Equity, .13% of the average daily net asset value of the Equity Segment of MML Blend, and .25% of the average daily net asset value of MML Small Cap Value Equity, as of the close of each business day. Additionally, Babson agrees to assume the expenses associated with fund accounting for MML Equity, MML Small Cap Value Equity and the Equity Segment of MML Blend; Babson has no responsibility for providing such fund accounting services, however.


MassMutual's Sub-Advisory Agreements with Babson will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days' written notice or by liquidation of MML Equity, MML Small Cap Value or the Equity Segment of MML Blend.

Mellon Equity Associates, LLP


MassMutual has also entered into an investment sub-advisory agreement with Mellon Equity pursuant to which Mellon Equity serves as MML Equity Index's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity is located at 500 Grant Street, Suite 3700 Pittsburgh, Pennsylvania 15258. Effective January 1, 1998, Mellon Equity, a subsidiary of Mellon Bank Corporation, was reorganized as a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity. Mellon Equity and its employees managed approximately $9 billion and served as the investment adviser or sub-adviser of 18 other investment companies.


MassMutual pays Mellon Equity a monthly fee equal to an annual rate of .09% of the first $100 million of the average daily net asset value of MML Equity Index;
 .07% of the next $150 million, and .05% of any net assets thereafter for the investment advisory services Mellon Equity provides with respect to MML Equity Index. MassMutual's Sub-Advisory Agreement with Mellon Equity will terminate automatically (i) upon its assignment, (ii) upon the termination of the Investment Management Agreement, (iii) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust, or (iv) by Mellon Equity upon 90 days' written notice by MML Equity Index or MassMutual upon 60 days' written notice or by liquidation of the Fund.


The Sub-Advisory Agreement acknowledges that when the purchase or sale of securities of the same issuer is suitable for the Fund and one or more other investment companies or accounts managed by Mellon Equity which attempt to track an equity index, such purchases or sales may and normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. Mellon Equity believes that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution and advantage and the desirability of retaining Mellon Equity as index manager of the Fund outweigh the disadvantages, if any, which might result from this procedure.

Massachusetts Financial Services Company


MassMutual has also entered into an investment sub-advisory agreement with MFS pursuant to which MFS serves as MML Growth Equity `s investment sub-adviser, providing day-to-day management of the Fund's investments. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116-3741. MFS is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS manages approximately $95 billion in assets.

MassMutual pays MFS a monthly fee equal to an annual rate of .80% on the first $300 million of aggregate net assets under management, .77% on the next $300 million, .75% on the next $300 million, .37% on the next $600 million, and .25% on assets over $1.5 billion. As used in the section, aggregate net assets under management means the aggregate of (i) average daily net assets of the specified Fund, plus (ii) the average daily net assets of all other funds or accounts of

MassMutual or its affiliates, including other funds registered under the 1940 Act, for which the sub-adviser provides sub-advisory services. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Fund, an open-end investment company for which MassMutual acts as investment manager.


MassMutual's sub-advisory agreement with MFS will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days' written notice or by liquidation of MML Growth Equity.

J.P. Morgan Investment Management Inc. and Waddell & Reed Investment Management Company


MassMutual has also entered into investment sub-advisory agreements with J.P. Morgan and Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. Waddell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. J.P. Morgan manages more than $277 billion in assets. Waddell & Reed has approximately $27 billion in assets under management.


J.P. Morgan and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages 50% of the net assets of the Fund's portfolio. Initially, each sub-adviser will be allocated their portion of the Fund's net assets based on cash flow received by the Fund. Annually, the Fund's portfolio will be rebalanced so that each sub-adviser's allocation is 50% of the net assets. MassMutual pays J.P. Morgan a monthly fee equal to an annual rate of
 .60% on the first $200 million of aggregate net assets under management (as defined above), .55% on the next $300 million, and .50% on assets over $500 million. MassMutual pays Waddell & Reed a monthly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. J.P. Morgan and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Fund, an open-end investment company for which MassMutual acts as investment manager.


MassMutual's sub-advisory agreements with J.P. Morgan and Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days' written notice or by liquidation of MML Small Cap Growth Equity.

MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

Securities held by the Funds are also frequently held by the Advisers in their investment accounts and/or by other investment clients for which the Advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining the Advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Other service providers of the Funds are as follows:


 .    PricewaterhouseCoopers, LLP, 2300 Tower Square, 1500 Main Street,
     Springfield, Massachusetts 01101, the independent accountant for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

 .    Citibank, N.A., 111 Wall Street, New York, New York 10005, acts as custodian of the cash and securities of each of MML Equity, MML Money Market, MML Managed Bond, MML Small Cap Value Equity and MML Blend. As such, it holds in custody each Fund's portfolio securities and receives and delivers them upon purchases and sales.

 .    Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon
     Bank Corporation, acts as custodian of MML Equity Index. Boston Safe Deposit and Trust Company is located at One Boston Place, Boston, Massachusetts 02108. Under its Custody Agreement with MML Equity Index, Boston Safe Deposit and Trust Company holds the Fund's portfolio securities and keeps all necessary accounts and records. Pursuant to its Sub-Advisory Agreement with MassMutual, Mellon Equity has agreed that so long as it is the sole investment sub-adviser to MML Equity Index, the fees for the custody services provided by Boston Safe Deposit and Trust Company will be deducted from Mellon Equity's fee. In order to secure payment by the Custodian of overdrafts, the Fund has granted the Custodian a continuing security interest in and a right of set off against assets in the Fund's account with the Custodian.

 .    IBT, 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for MML Growth Equity's and MML Small Cap Growth Equity's investments. As custodian, IBT has custody of MML Growth Equity's and MML Small Cap Growth Equity's securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

 .    MassMutual has entered into an accounting services agreement with First
     Data Investor Services Group, Inc. ("First Data"), located at 4400 Computer Drive, Westborough, Massachusetts 01581. Pursuant to the agreement, First Data provides certain accounting services and financial administration services and is compensated by MassMutual for providing such services to MML Equity Index.

Year 2000 Issue

Like other businesses and governments around the world, MML Trust could be adversely affected if the computer systems used by MassMutual (and those with which it does business on behalf of MML Trust) and MML Trust's other service providers do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue. MassMutual has informed MML Trust that this is one of MassMutual's highest business operational priorities. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers and others with which MassMutual and MML Trust conduct business in order to identify and resolve Year 2000 issues.


               VI. BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. Each Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MassMutual may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction. The Adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to MML Trust and to its other clients. The term "brokerage and research services" includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


By virtue of the Sub-Advisory Agreements, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Equity, MML Small Cap Value Equity and MML Blend; Mellon Equity is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Equity Index; MFS is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Growth Equity; and J.P. Morgan and Waddell & Reed are subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with MML Small Cap Growth Equity.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of MML Trust and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to an Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker.dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. Research provided by brokers is used for the benefit of all of an Adviser's clients and not solely or necessarily for the benefit of MML Trust. The Adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an Adviser's receipt of brokerage and research services. To the extent MML Trust's portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to an Adviser in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an Adviser in carrying out its obligations to MML Trust.


Brokerage commissions paid by the Funds for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, respectively, were as follows:
MML Equity $966,952.09, $1,252,897 and $794,996; and MML Blend $705,119.47,
$777,304 and $535,301. MML Small Cap Value Equity paid brokerage commissions of $14,899.50 for the fiscal year ended December 31, 1998. This Fund commenced operations on June 1, 1998. MML Money Market and MML Managed Bond did not incur any brokerage commissions during these periods. MML Growth Equity and MML Small Cap Growth Equity did not commence operations until May 3, 1999. In 1998, MML Trust's securities transactions involving $750,470.52 in brokerage commissions were placed with brokers who furnished research services. During 1998, no recapture for the benefit of MML Trust of any brokerage commissions or similar fees paid by MML Trust on portfolio transactions has been effected.

MML Trust paid aggregate brokerage commissions to Jefferies & Co. ("Jefferies") of $9,845 in 1997 and $6,776.00 in 1998. In 1998, MML Trust also paid brokerage commissions to Advest, Inc. ("Advest") of $3,192.00. A Trustee of MML Trust is a director of the parent companies of Jefferies and Advest.

MML Equity Index Fund


MML Equity Index has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. The Fund's Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of MML Equity Index and the Advisers is that the Advisers, in placing brokerage transactions for the Fund, are to seek best execution by responsible brokerage firms at reasonably competitive commission rates. Mellon Equity will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund.

By virtue of the Sub-Advisory Agreement, Mellon Equity is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Fund. Mellon Equity assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Mellon Equity. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. Mellon Equity attempts to achieve these results by choosing brokers to execute transactions based on
(1) their professional capabilities (including use of capital, clearance and settlement procedures, and participation in underwriting and corporate finance issues), (2) the value and quality of their services and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of the Index and from purchases and redemptions of MML Equity Index shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Mellon Equity based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust. Brokerage commissions paid by MML Equity Index for the eight-month period ended December 31, 1997 were $11,863 and for the year ended December 31, 1998 were $2,022.00.


Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


Except in the case of equity securities purchased by MML Equity Index, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. MML Equity Index may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve a brokerage commission. The cost of the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that Mellon Equity manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When Mellon Equity determines that a particular security should be bought or sold for the Fund and other accounts managed by Mellon Equity, Mellon Equity undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with MML Equity Index, such as MassMutual, Mellon Equity and, in some cases, their affiliates, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


                              VIII. CAPITAL SHARES

MML Trust is a "series" company. To date, shares of eight series (i.e., investment portfolios) have been authorized, which constitute the interests in the Funds described in this Statement of Additional Information. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.


MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.


        IX. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

MML Trust is a no-load mutual fund. Fund shares are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load." Each Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder's cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The net asset value of each Fund's shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The net asset value of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total net asset value of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00, although this cannot be assured.

Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market

System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.


MML Money Market Fund

MML Money Market's portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market's portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of MML Money Market's portfolio holdings to determine the extent of any deviation in MML Money Market's net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market Fund in the shareholder's account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.


Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.


Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When MML Managed Bond, MML Blend or MML Small Cap Value Equity enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

                                 X. TAX STATUS

It is the policy of each of the Funds to comply, and in 1998 each of the Funds did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Funds, each Fund must, among other things:

1. derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and

3. distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

The Treasury Department has issued Regulations under Internal Revenue Code
Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the Fund's assets to be diversified so that no single investment represents more than 55% of the value of the Fund's total assets, no two investments represent more than 70% of the Fund's total assets, no three investments represent more than 80% of the Fund's total assets and no four investments represent more than 90% of the Fund's total assets. A "safe harbor" is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of "government securities," each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the "safe harbor" test described above). MML Trust intends to comply with these diversification requirements.

                   XI. CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law.

When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability.
The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), new "constructive sale" provisions apply to activities by the Funds which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                           XII. INVESTMENT PERFORMANCE

MML Money Market may advertise investment performance figures, including its yield and its effective yield. MML Money Market's yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund's effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


MML Equity, MML Managed Bond, MML Blend, MML Small Cap Value Equity, MML Growth Equity and MML Small Cap Growth Equity may advertise investment performance figures, including yield. Each Fund's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               YIELD = 2[((a-b)/cd + 1)6 - 1]

   Where:  a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursements, if any).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price (which is the net asset value) per share on the last day of the period.

Each of the Funds may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)n = ERV   Where:  P =  a hypothetical initial payment of $1,000.
                          T =  average annual total return.
                          n =  number of years.
                        ERV =  ending redeemable value at the end of the stated
                               period
                               of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML Equity's yield, based on the 30-day period ended December 31, 1998 was 1.23%. The Fund's total returns for the 1, 5, 10, 15 and 20 year periods each ended December 31, 1998 were 16.20%, 19.66%, 16.39%, 15.76% and 16.86%, respectively. The Fund's holding period returns for the 1, 5, 10, 15 and 20 year periods each ended December 31, 1998 were 16.20%, 145.28%, 356.13%, 797.91%
and 2155.97%, respectively.

MML Money Market's yield for the seven-day period ended December 31, 1998 was 4.79% and its effective yield for such period was 4.90%. The Fund's total returns for the 1, 5, 10 and 15 year periods each ended December 31, 1998 were 5.16%, 4.95%, 5.41% and 6.16%, respectively. The Fund's total return for the period beginning December 16, 1981 and ending December 31, 1998 was 6.66%. The Fund's holding period returns for the 1, 5,10 and 15 year periods each ended December 31, 1998 were 5.16%, 27.33%, 69.38% and 145.24%, respectively. The
Fund's holding period return for the period beginning December 16, 1981 and ending December 31, 1998 was 199.10%.

MML Managed Bond's yield, based on the 30-day period ended December 31, 1998, was 5.33%. The Fund's total returns for the 1, 5, 10 and 15 year periods each ended December 31, 1998 were 8.14%, 7.07%, 9.19% and 10.16%, respectively. The Fund's total return for the period beginning December 16, 1981 and ending December 31, 1998 was 10.24%. The Fund's holding period returns for the 1, 5, 10 and 15 year periods each ended December 31, 1998 were 8.14%, 40.70%, 140.81% and 327.21%, respectively. The Fund's holding period return for the period beginning December 16, 1981 and ending December 31, 1998 was 426.49%.

MML Blend's yield, based on the 30-day period ended December 31, 1998 was 2.12%. The Fund's total return for the 1, 5 and 10 year periods ended December 31, 1998 were 13.56%, 14.60% and 13.70%, respectively. The Fund's total return for the period beginning February 3, 1984 and ending December 31, 1998 was 13.67%. The Fund's holding period return for the 1, 5 and 10 year periods ended December 31, 1998 were 13.56%, 97.63% and 261.07%, respectively. The Fund's holding period return for the period beginning February 3, 1984 and ending December 31, 1998 was 575.16%.

MML Equity Index's total return for the one year period ended December 31, 1998 was 28.22%. The Fund's total return for the period beginning May 1, 1997 and ending December 31, 1998 was 31.03%. The Fund's holding period return for the one year period ended December 31, 1998 was 28.22%. The Fund's holding period return for the period beginning May 1, 1997 and ending December 31, 1998 was 56.97%.

MML Growth Equity and MML Small Cap Growth Equity commenced operations on May 3, 1999.

                                  XIII. EXPERTS


The financial statements of each of the Funds are set forth in the Funds' Annual Report as of December 31, 1998 and are incorporated herein by reference in reliance on the report of PricewaterhouseCoopers, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Funds' Annual Report as of December 31, 1998 is available, without charge, upon request.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

                                    APPENDIX
                               SECURITIES RATINGS

This is a description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

I.  Commercial Paper Ratings:

S&P Commercial Paper Ratings are graded into four categories, ranging from `A' for the highest quality obligations to `D' for the lowest. `A' Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

  "A-1": This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

  "A-2": Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.


Moody's Commercial Paper Ratings .employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:


  Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. .Prime-1 repayment ability will often be evidenced by many of the following characteristics:

 . Leading market positions in well-established industries.
 . High rates of return on funds employed.
 . Conservative capitalization structure with moderate reliance on debt and ample asset  protection.
 . Broad margins in earnings coverage of fixed financial charges and high internal cash  generation.
 . Well established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.
  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.  Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

  A:  AAA  -- Debt rated "AAA" has the highest rating assigned by S&P.
           Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  B: BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:


  Aaa -- Bonds which are rated.Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


  Aa -- Bonds which are rated.Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.


  A -- Bonds which are rated.A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa -- Bonds which are rated.Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

   BB, B, CCC, CC, C Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

   CC -- The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's describes its below investment grade corporate bond ratings as follows:


   Ba -- Bonds which are rated.Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated.B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


   Caa -- Bonds which are rated.Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


   Ca -- Bonds which are rated.Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


   C -- Bonds which are rated.C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Part C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION
-------------------------

Item 23: Exhibits
------------------------------------------

Exhibit A:

Registrant's Agreement and Declaration of Trust, as restated May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

Exhibit B:

Registrant's By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

Exhibit C:

Not Applicable.

Exhibit D:

(1) Copy of Investment Management Agreement between Registrant on behalf of the MML Managed Bond Fund and MassMutual Life Insurance Company ("MassMutual") incorporated by reference to Exhibit No. 5(a)(3) of Post-Effective Amendment ("PEA") No. 39 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via Edgar).

(2) Copy of Investment Management Agreement between certain of Registrant's series and Massachusetts Mutual Life Insurance Company ("MassMutual")./1/

(3) Investment Sub-Advisory Agreement regarding the MML Blend Fund (Equity/Sector) incorporated by reference to Exhibit No. 5(a)of Post-Effective Amendment ("PEA") No. 39 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(4) Investment Sub-Advisory Agreement regarding the MML Equity Fund, incorporated by reference to Exhibit No. 5(a) of PEA No. 39 to Registrant's Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(5) Investment Sub-Advisory Agreement for MML Equity Index Fund, incorporated by reference to Exhibit No. 5(b) of PEA No. 37 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(6) Investment Sub-Advisory Agreement for the MML Small Cap Value Equity Fund between MassMutual and David L. Babson and Company, Inc. incorporated by reference of Exhibit No. 5(a) of PEA Amendment No. 40 to Registrant's Registration Statement on Form N-1A (as filed with the Sec via EDGAR).

(7) Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Massachusetts Financial Services Company ("MFS")./1/

(8) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and J.P. Morgan Investment Management Company./1/

(9) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company ("Waddell & Reed")./1/

Exhibit E:

Not Applicable.

Exhibit F:

Not Applicable.

Exhibit G:

(1) Custodian Agreement between Registrant, on behalf of MML Equity Fund, and Citibank, N.A. ("Citibank")/2/.

(2) Custodian Agreement between Registrant, on behalf of MML Money Market Fund and Citibank/2/.

(3) Custodian Agreement between Registrant, on behalf of MML Managed Bond Fund and Citibank/2/.

(4) Custodian Agreement between Registrant, on behalf of MML Blend Fund, and Citibank/2/.

(5) Citibank Domestic Custody Services Standards (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund)/2/.

(6) Form of Custodian Agreement between Registrant, on behalf of MML Equity Index Fund, and Boston Safe Deposit and Trust Company, incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(7) Form of Custodian Agreement between Registrant, on behalf of MML Growth Equity Fund & MML Small Cap Growth Equity Fund, and Investors Bank & Trust Company ("IBT"). /1/.

(8) Custodian Agreement between Registrant, on behalf of MML Small Cap Value Equity Fund, and Citibank. /2/

Exhibit H:

Accounting Services Agreement dated as of April 28, 1997 between the Trust, on behalf of MML Equity Index Fund, and First Data Investor Services Group, Inc., incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

Exhibit I:

(1) Opinion of counsel as to the legality of shares being registered (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund) previously filed with Registrant's Rule 24F-2 Notice filed electronically on February 27, 1997.

(2) Opinion of counsel as to the legality of shares being registered (for MML Equity Index Fund) previously filed as Exhibit 10 of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A.

(3) Opinion and Consent of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund./1/

(4) Consents of Independent Accountants./1/.

(5) Powers of Attorney for Ronald J. Abdow, Charles J. McCarthy, John H. Southworth, and Mary Boland, incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

(6) Powers of Attorney for Michael D. Hays, Richard H. Ayers, David E.A. Carson, Richard W. Greene, Beverly L. Hamilton, F. William Marshall. /1/

Exhibit J:

Not Applicable.

Exhibit K:

Not Applicable.

Exhibit L:

Not Applicable.

Exhibit M:

Not Applicable.

Exhibit N:

Financial Data Schedules/1/.

------------------------------------------
/1/ Filed herewith.

/2/ Incorporated by reference to Registrant's Post-Effective Amendment ("PEA") No. 39 to the Registration Statement filed via EDGAR on April 30, 1998.


ITEM 24:     PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     At the date of this Post-Effective Amendment, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant's series as are purchased with separate account assets; however, where required to do so, MassMutual and its subsidiaries will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such separate accounts.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

6. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited, a corporation organized in the Republic of Ireland which formerly operated to provide claims service to holders of MassMutual group life and health insurance contracts. This subsidiary is inactive and will be dissolved in the near future. All of the stock of which is owned by MassMutual.

8. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

9. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company, all of the shares of which are owned by MassMutual.

10. G.R. Phelps & Co., Inc., a Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company. This subsidiary is inactive and expected to be dissolved.

11. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

12. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and G.R. Phelps & Co. Inc., owns 14% of the capital stock of MML Investor Services, Inc.

13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a "Massachusetts Security Corporation" under Chapter 63 of Massachusetts General Laws.

14. MassMutual Holding Trust I, a Massachusetts business trust, which operates as a holding company for separately staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I.

15. MassMutual Holding Trust II, a Massachusetts business trust, which operates as a holding company for non-staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

16. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations, all of the stock of which is owned by MassMutual Holding Company.

17. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

18. MML Securities Corporation, a Massachusetts corporation which operates as a "Massachusetts Securities Corporation", under Section 63 of the Massachusetts General Laws, all of the stock of which is owned by MML Investors Services, Inc.

19. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

21. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

22. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

23. MML Insurance Agency of Ohio, Inc., an Ohio corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

24. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation which holds 88.33% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands Corporation operating as a high yield bond fund (MassMutual Holding MSC, Inc. 46.41%).

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately 88% ownership interest in this company and MassMutual holds approximately 5% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Canadian corporation, which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. 1279342 Ontario Limited, a Canadian corporation, which operates as the owner of Deerhurst Resort in Huntsville Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

29. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 99% of the capital stock of Antares.

30. Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

31. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser, all the stock of which is owned by MassMutual Holding Trust I.

32. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which operates as a holding company for David L. Babson and Company Inc. MassMutual Holding Trust I owns 85% of the outstanding capital stock of DLB.

33. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which operates as a holding company for the Oppenheimer companies. MassMutual Holding Trust I owns 89% of the capital stock of OAC.

34. David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by DLB.

35. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson and Company Incorporated.

36. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as an investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

37. Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

38. OppenheimerFunds, Inc., a Colorado corporation which operates as an investment adviser to the OppenheimerFunds, all of the stock of which is owned by OAC.

39. Centennial Asset Management Corporation, a Delaware corporation that operates as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

40. HarbourView Asset Management Corporation, a New York corporation, which operates as an investment adviser, all the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a New York corporation, which operates as a securities broker dealer, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

47. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

49. CM Advantage, Inc., a Connecticut corporation that serves as a general partner in real estate limited partnerships. This subsidiary is largely inactive and will be dissolved in the near future. MassMutual Holding Trust II owns all of the outstanding stock.

50. CM International,Inc., a Delaware corporation which is the issuer of collateralized mortgage obligation securities. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

51. CM Property Management, Inc., a Connecticut corporation which serves as the General Partner of Westheimer 335 Suites Limited Partnership. The Partnership holds a ground lease with respect to hotel property in Houston, Texas, all the stock of which is owned by MassMutual Holding Trust II.

52. HYP Management, Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

53. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, Somers CDO, Limited, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

54. MassMutual High Yield Partners II LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds approximately 2.52%, MMHC Investment Inc. holds approximately 34.87%, and HYP Management, Inc. holds approximately 3.82%, for an approximate total of 41.21% of the ownership interest in this company.

55. MML Realty Management Corporation, a Massachusetts Corporation which formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding Trust II.

56. MassMutual Benefits Management, Inc., (formerly Westheimer 335 Suites, Inc.) a Delaware Corporation which supports MassMutual with benefit plan administration and planning services. MassMutual Holding Trust II owns all of the outstanding stock.

57. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issues. MMHC Investment Inc., holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. Registrant is the collateral manager of Somers CDO, Limited.

58. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest and MassMutual holds a 99% limited partnership interest.

59. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

60. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 44.91% and MassMutual High Yield Partners LLC, holds 2.39% of the ownership interest in this company.

61. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

62. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

63. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

64. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

65. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company, all of the stock of which is owned by MassMutual International Inc.

66. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

67. MassLife Seguros de Vida S.A., a corporation organized in the Argentine Republic, which operates as a life insurance company. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

68. MassMutual Services, S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the shares.

69. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile, which operates as a life insurance company. MassMutual International (Chile) S.A. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

70. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

71. Compania de Seguros VidaCorp, S.A., a corporation organized in the Republic of Chile, which operates as an insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company.

72. Oppenheimer Series Fund Inc., a Maryland corporation which operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

73. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

74. The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

75. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. Registrant is the collateral manager of Saar Holdings CDO, Limited.

76. Enhanced Mortgage-Backed Securities Fund Limited, a special purpose company incorporated with limited liability in the Cayman Islands investing primarily in residential and commercial mortgage backed securities and through the application of various portfolio optimization techniques. Massachusetts Mutual Life Insurance Company is the Investment Manager and Valuation Agent and holds 100& of the Class B notes and 48% of the Class C Certificates and at least 25% of the aggregate principal amount of Class C Certificates directly or through a wholly owned affiliate.


MassMutual acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

2. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as Investment Adviser to the Trust.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds approximately 2.52%, MMHC Investment Inc. holds approximately 34.87%, and HYP Management, Inc. holds approximately 3.82% for an approximate total of 41.21% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company, all of the shares of which are owned by MassMutual.

6. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the Trust.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability Company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this Company.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issues. MMHC Investment Inc., holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. Registrant is the collateral manager of Somers CDO, Limited.


ITEM 25:  INDEMNIFICATION
--------  ---------------

Article VIII of Registrant's Agreement and Declaration of Trust provides for the indemnification of Registrant's Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the "1940 Act") set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual's directors' and officers' liability insurance program, which covers Registrant's Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual's present insurance coverage has an overall limit of $75 million annually ($15 million of which is underwritten by Continental Casualty Company, $20 million of which is underwritten by Executive Risk Indemnity, Inc., $25 million of which is underwritten by Federal Insurance Co.("Chubb"), and $15 million of which is underwritten by Sargasso Mutual Insurance Company). There is a deductible of $200,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of the Investment Adviser
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a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual's primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual's principal lines of business are (i) the Individual Protection business and Individual Accumulation business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual Investment Management Group, which provides advisory services for MassMutual's general investment account and separate investment accounts, as well as for various closed-end and open-end investment companies and external institutional clients, through its own staff and those of OppenheimerFunds Inc. and David L. Babson and Company, Inc., in which MassMutual indirectly owns a controlling interest.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director, Chairman, Human Resources Committee and Member, Board Affairs Committee

     Chairman and Chief Executive Officer (since 1996), Corning Incorporated (manufacturer of specialty materials, communication equipment and consumer products), One Riverfront Plaza, Corning, New York; Director, Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; The Pittson Company

(mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut.

JAMES R. BIRLE, Director and Member, Auditing and Investment Committees

     Chairman (since 1997), President (1994-1997) and Founder (since 1994), Resolute Partners, LLC (private merchant bank), 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania; Director: Drexel Industries, Inc., Connecticut Health and Education Facilities Authority, and Transparency International; Trustee, Villanova University.

GENE CHAO, Director, Chairman, Auditing Committee and Member, Dividend Policy Committee

     Chairman, President and Chief Executive Officer, Computer Projections, Inc. (computer graphics), 733 S.W. Vista Avenue, Portland, Oregon; Director (since
1996), Monowave Corporation, 2171 Boyer Avenue East, Seattle, Washington; Vice Chairman (since 1997), National Captioning Institute, 1900 Gallows Road, Vienna, Virginia.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Human Resources
Committees

     Senior Vice President-Regulatory & Public Affairs, SBC Communications Inc. (telecommunications), 175 East Houston, San Antonio, Texas; Director, (since
1997) Citadel Communications Corp.; Trustee, Tomas Rivera Policy Institute, and Radio and Television News Directors Foundation; Director: National Public Radio, Reading Is Fundamental, and Foundation for Women's Resources, Universidad Autonoma de Mexico (UNAM) Foundation, Bexar County Woman's Bar Association; Trustee (1995-1997), Federal Communications Bar Association Foundation;.

ANTHONY DOWNS, Director and Member, Auditing and Investment Committees

     Senior Fellow, The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director (since
1998), Counselors of Real Estate, 430 N. Michigan Avenue, Chicago, Illinois;
Director: The Pittway Corporation (publications and security equipment), 200 South Wacker Drive, Suite 700, Chicago, Illinois; National Housing Partnerships Foundation (non-profit organization to own and manage rental housing), 1225 Eye Street, N.W., Washington, D.C.; Bedford Property Investors, Inc. (real estate investment trust), 3658 Mt. Diablo Boulevard, Lafayette, California; General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa; NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Trustee: Urban Institute (public policy research organization), 2100 M Street, N.W., Washington, D.C. and Urban Land Institute (educational and research organization), 625 Indiana Avenue, N.W., Washington, D.C.

JAMES L. DUNLAP, Director, Chairman, Dividend Policy Committee and Member, Auditing Committee

     Vice Chairman (since 1998), President and Chief Operating Officer (since 1996-1998), Ocean Energy, Inc. (formerly United Meridian Corporation) (oil exploration), 1201 Louisiana, Houston, Texas.

WILLIAM B. ELLIS, Director and Member, Dividend Policy and Investment Committees

     Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director, The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer), One State Street, Hartford, Connecticut; Director (since 1996), Advest Group, Inc. (financial services holding company), 280 Trumbull Street, Hartford, Connecticut; Director (since 1995), Catalytica

Combustion Systems, Inc.; Director, The National Museum of National History of the Smithsonian Institution, Washington, D.C.

ROBERT M. FUREK, Director and Member, Dividend Policy and Auditing Committees

  Partner (since 1997),Resolute Partners LLC (private merchant bank), 2 Soundview Drive, Greenwich, Connecticut; Director, The Dexter Corporation (producer of specialty chemicals and papers), One Elm Street, Windsor Locks, Connecticut; Corporator, The Bushnel Memorial, Hartford, Connecticut; Trustee, Colby College, Mayflower Hill Drive, Waterville, Maine.

CHARLES K. GIFFORD, Director and Member, Investment and Board Affairs Committees

     Chairman and Chief Executive Officer (since 1995) of BankBoston, N.A., and Chairman (since 1998), Chief Executive Officer (since 1995), Director, Member of Audit and Compensation Committees, Boston Edison Co. (public utility electric company), 800 Boylston Street, Boston, Massachusetts.

WILLIAM N. GRIGGS, Director and Member, Human Resources and Investment
Committees

     Managing Director, Griggs & Santow Inc. (financial consultants), 75 Wall Street, New York, New York; Director (1990-1997), T/SF Communications, Inc. (diversified publishing and communications company), Tulsa, Oklahoma.

GEORGE B. HARVEY, Director and Member, Board Affairs and Dividend Policy Committees

     Retired; Director: Merrill Lynch & Co., Inc. (financial services holding company), 250 Vesey Street, World Financial Center, North Tower, New York, New York; The McGraw-Hill Companies, Inc. (multimedia publishing and information services), 1221 Avenue of the Americas, New York, New York; Stamford Hospital, Stamford, Connecticut; Pfizer, Inc. (pharmaceutical and health-care products), 235 East 42nd Street, New York, New York; Director (1994-1997), The Catalyst; Member, Board of Overseers, Wharton School of Finance, University of Pennsylvania.

BARBARA B. HAUPTFUHRER, Director and Member, Board Affairs and
Investment Committees

     Retired; Director, Chairman of Retirement Benefits Committee and Pension Fund Investment Review - USA and Canada and Member, Audit, Finance and Executive Committees, The Great Atlantic & Pacific Tea Company, Inc. (operator of retail food stores), 2 Paragon Drive, Montvale, New Jersey; Director, Chairman of Nominating Committee and Member, Compensation Committee, Knight-Ridder, Inc. (publisher of daily newspapers and operator of cable television and business information systems), One Herald Plaza, Miami, Florida; Director and Member, Compensation Committee, Raytheon Company (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Director and Member, Executive Committee and Independent Directors Committees, IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania.

SHELDON B. LUBAR, Director and Member, Human Resources and Investment Committee

     Chairman, Lubar & Co. Incorporated (investment management and advisory company); Chairman and Director (1986-1999), The Christiana Companies, Inc. (real estate development), Director (1999), C2, Inc., 700 N. Water Street Suite 1200, Milwaukee, Wisconsin; Director: SLX Energy, Inc. (oil and gas exploration); Member, Advisory Committee, Venture Capital Fund, L.P. (principal offices, 700 North Water Street, Milwaukee, Wisconsin) Director, Firstar Corporation (bank holding company), 777 East Wisconsin Avenue, Milwaukee, Wisconsin; Director (1982-1997): Grey Wolf Drilling Co. (contract oil and gas drilling), 2000 Post Oak Boulevard, Houston, Texas; Director:

Marshall Erdman and Associates, Inc. (design, engineering, and construction firm), 5117 University Avenue, Madison, Wisconsin; MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Ameritech, Inc. (regional holding company for telephone companies), 30 South Wacker Drive, Chicago, Illinois; Weatherford International, Inc. (formerly EVI, Inc.), 5 Post Oak Park, Houston, Texas; Director (since 1997), Jefferies & Co., (financial services), 11100 Santa Monica Boulevard, Los Angeles, California; Director (1984-1998), Firstar Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin.

WILLIAM B. MARX, JR., Director and Member, Dividend Policy and Board Affairs Committees

     Retired: Consultant (1996-1997); Senior Executive Vice President (1996), Lucent Technologies, Inc. (public telecommunications systems and software), 600 Mountain Road, Murray Hill, New Jersey; Executive Vice President and Chief Executive Officer, Multimedia Products Group (1994-1995), AT&T (global communications and network computing company), 295 North Maple Avenue, Basking Ridge, New Jersey; Director (since 1996), California Microwave, Inc., Redwood City, California; Member, National Board of Directors, Junior Achievement, Colorado Springs, Colorado; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California.

JOHN F. MAYPOLE, Director and Member, Board Affairs and Human Resources
Committees

     Managing Partner, Peach State Real Estate Holding Company (real estate investment company), P.O. Box 1223, Toccoa, Georgia; Consultant to institutional investors; Co-owner of family businesses (including Maypole Chevrolet-Geo, Inc. and South Georgia Car Rentals, Inc.); Director (1996-1998), Coating Technologies International; Director, Chairman, Audit Committee and Executive Committee, Bell Atlantic Corporation (telecommunications), 1717 Arch Street, Philadelphia, Pennsylvania; Director (since 1996), TCX International, Inc.; Chairman (1997), Director (1992-1997), Briggs Industries, Inc. (plumbing fixtures), 4350 W. Cypress Street, Tampa, Florida; Director (1989-1997), Blodgett Corporation; Director, Chairman, Compensation Committee and Member, Audit Committee, Dan River, Inc. (textile manufacturer), 2291 Memorial Drive, Danville, Virginia; Director, Davies, Turner & Company; Director (1987-1996), Igloo Corporation (portable coolers), 1001 W. Sam Houston Parkway North, Houston, Texas; Director (1989-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

ROBERT J. O'CONNELL, Director, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee

         President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Director, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc., Trustee, MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director, MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc., Life Office Management Association, MassMutual Institutional Funds (since 1999) and MML Series Investment Fund (sine 1999)(open end investment companies); Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American

Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.

THOMAS B. WHEELER, Chairman, Investment Committee and Member, Dividend Policy and Board Affairs Committees

     Chairman (1999), Chief Executive Officer (1988-1999), and President (1987-1996) of MassMutual; Chairman (1996-1999), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Company); MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Chairman and Chief Executive Officer, DLB Acquisition Corporation (holding company for investment advisers); Chairman and Director, Oppenheimer Acquisition Corp. (holding company for investment advisers), (principal offices, 1295 State Street, Springfield, Massachusetts); Director, BankBoston, N.A. and BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Member, Executive Committee, Massachusetts Capital Resources Company, 545 Boylston Street, Boston, Massachusetts; Director, Textron, Inc. (diversified manufacturing company), 40 Westminster Street, Providence, Rhode Island.

ALFRED M. ZEIEN, Director, Chairman, Board Affairs Committee and Member Human Resources Committee

     Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products), Prudential Tower Building, Boston, Massachusetts;
Director: Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; and Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee (1984-1997), University Hospital of Boston, Massachusetts; Trustee, Marine Biology Laboratory and Woods Hole Oceanographic Institute, Woods Hole, Massachusetts.

Executive Vice Presidents

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

     Executive Vice President and General Counsel of MassMutual; President, Chief Executive Officer and Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Director (since 1996):
MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); G.R. Phelps, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company); CM Advantage Inc.(wholly-owned subsidiary of MassMutual Holding Trust II to act as general partner in real estate limited partnerships); Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman and Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company); Director (since 1997), MML Securities Corporation (a wholly-owned subsidiary of MML Investors Services, Inc. that is a "Massachusetts Securities Corporation") (principal offices, 1414 Main Street, Springfield, Massachusetts); Director, Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Chairman (since 1997), Vice President (since 1996) and Director, Sargasso Mutual Insurance Co., Ltd., Victoria Hall, Victoria Street, Hamilton, Bermuda; Director, MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland; Director, MassMutual International (Bermuda) Ltd. (wholly-owned subsidiary of MassMutual Holding Company that distributes variable insurance products in overseas markets) (principal offices, 41 Cedar Avenue, Hamilton, Bermuda).

PETER J. DABOUL, Executive Vice President

     Executive Vice President (since 1997), Senior Vice President (1990-1997) of MassMutual, 1295 State Street, Springfield, Massachusetts.

JOHN B. DAVIES, Executive Vice President

     Executive Vice President of MassMutual; Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director: Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; and Life Underwriter Training Council, 7625 Wisconsin Avenue, Bethesda, Maryland.

DANIEL J. FITZGERALD, Executive Vice President

     Executive Vice President (since 1994), Corporate Financial Operations (1994-1997) of MassMutual; Director (since 1996), President and Chief Executive Officer (since 1997) MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies) (principal offices, 1295 State Street, Springfield, Massachusetts); Director, MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland.

JAMES E. MILLER, Executive Vice President

     Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Senior Vice President (1996-1997), UniCare Life & Health Insurance Company, Springfield, Massachusetts.

JOHN V. MURPHY, Executive Vice President

     Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (1999), MML Bay State Life Insurance Company; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson and Company Incorporated (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment advisory subsidiary of David L. Babson and Company Incorporated), New York, New York; Director and Senior Vice President (1995-1997), DLB Acquisition Corporation (holding company for investment advisers); Director (since 1997), Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company); Trustee (1997-1999), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1989-1998), Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp), 730 Hancock Street, Quincy, Massachusetts.

STUART H. REESE, Chief Investment Officer and Executive Vice President

     Chief Investment Officer and Executive Vice President (since 1999) of MassMutual; President (since 1994) and Director (since 1999), MML Series Investment Fund and MassMutual Institutional Fund (open end investment companies); President (since 1995) of MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), MML Pension Insurance Company, MML Bay

State, MML Bay State Life Insurance Company (wholly owned insurance company subsidiary of MassMutual), MassMutual Corporate Value Partners (since
1994),(high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995); Director (since 1996), MassMutual High Yield Partners (high yield bond fund), CM Assurance Company, CM Benefit Insurance Company, CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual), CM International, Inc. (issuer of collateralized mortgage obligation securities), Antares Capital Corporation (finance company), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation.

JOSEPH M. ZUBRETSKY, Executive Vice President and Chief Financial Officer

     Executive Vice President and Chief Financial Officer (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chief Financial Officer (1996-1997), Healthsource, Hooksett, New Hampshire; Director (since
1997): Antares Capital Corporation (finance company), Chicago, Illinois; DLB Acquisition Corporation (holding company for investment adviser); Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company); MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); MassMutual Holding MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company); MassMutual International, Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Trustee (since 1997), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts).

b. The Investment Sub-Advisers

The directors and executive officers of David L. Babson and Company Incorporated, their positions and their other business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

JOHN E. DEITELBAUM, Vice President and General Counsel

Vice President and General Counsel (since 1998), David L. Babson and Company, Inc. (investment advisory), One Memorial Drive, Cambridge, Massachusetts; Counsel, (1996-1998), Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts (life insurance company)

DEANNE B. DUPONT, Treasurer and Vice-President

Treasurer (since 1996), Vice-President (since 1995) David L. Babson and Company, Inc. (investment advisory), One Memorial Drive, Cambridge, Massachusetts.

JAMES W. MACALLEN, President, Chief Executive Officer, Chief Investment Officer and Director

Chairman and Chief Executive Officer (since 1998), Director and Chief Investment Officer (since 1996) David L. Babson and Company Inc. (investment advisory), One Memorial Drive, Cambridge, Massachusetts; Senior Vice President (1996-1997), Concert Capital Management, Inc.(investment advisory); Senior Vice-President(since 1996) Potomac Babson Incorporated (investment advisory) 1290 Avenue of the Americas, New York, New York.

EDWARD L. MARTIN, Director and Executive Vice President

Director (since 1990), Executive Vice President (since 1995), David L. Babson and Company Inc., One Memorial Drive, Cambridge, Massachusetts; Director and Senior Vice President (since 1996), Potomac Babson Inc. (registered investment adviser), 1290 Avenue of the Americas, New York, New York.

PETER C. SCHLIEMANN, Director and Executive Vice President

Executive Vice President (since 1992), and Director (since 1982), David L. Babson and Company Inc., One Memorial Drive, Cambridge, Massachusetts; Director (1996-1997), Concert Capital Management, Inc. (former investment advisory subsidiary of DLB Acquisition Corporation), One Memorial Drive, Cambridge, Massachusetts.

FRANK L. TARANTINO, Senior Vice President, Clerk and Chief Operating Officer

Senior Vice President, Clerk and Chief Operating Officer (since 1997), David L. Babson and Company Inc., One Memorial Drive, Cambridge, Massachusetts; President (1993-1997), Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

JONATHAN B. TREAT, Director and Senior Vice President

Director and Senior Vice President (since 1992), Portfolio Manager (since 1988), David L. Babson and Company Inc., One Memorial Drive, Cambridge, Massachusetts.

ROLAND W. WHITRIDGE, Director and Senior Vice President

Director (since 1990) and Senior Vice President (since 1992), Portfolio Manager (since 1974) David L. Babson and Company Inc., One Memorial Drive, Cambridge, Massachusetts.

The trustees and executive officers of Mellon Equity, their positions and their other business affiliations and business experience for the past two years are as follows:

CHRISTOPHER MARK CONDRON, Executive Committee Member

President, COO, The Dreyfus Corporation; Trustee, Franklin Portfolio Associates Trust; Partner, Representative Pareto Partners; President, The Boston Company Asset Management Inc.; Director, Certus Asset Advisors Corporation; CEO/Director, The Boston Company of Southern California; Executive Committee Member, Access Capital Strategies Corp.; Trustee, Mellon Bond Associates, LLP; Director, Mellon Capital Management Corp.; Director/President, The Boston Company Income Securities Advisors Inc.; President, Chief Operating Officer, Director, The Boston Company Asset Management Inc.; Director, Mellon Bank, N.A.; Executive VP/Chairman, Mellon Bank Corporation; Vice Chairman, The Boston Company Financial Services Inc.; Director, Vice Chairman, The Boston Company Inc., Boston Safe Deposit & Trust Co. of California

RONALD PHILLIP O'HANLEY, Chairman, Executive Committee Member

Director Franklin Portfolio Holdings, Inc., The Boston Company Asset Management Inc., Boston Safe Advisors, Inc., Mellon Capital Management Corporation, Certus Asset Advisors Corporation and Mellon-France Corporation; Chairman, Executive Committee Member Mellon Bond Associates LLP; Director, Chairman, President, Chief Executive Officer, Mellon Global Investing Corp.

JAMES MILTON GOCKLEY, Executive Committee Member

Vice President, Chief Legal Officer Franklin Portfolio Associates Trust; Vice President Mellon Securities Trust Company, Boston Safe Deposit and Trust Company, Mellon Accounting Services, Inc., Mellon Capital Management Corp., Mellon-France Corporation; General Counsel The Boston Company, Inc.; Vice President, Executive Committee Member Mellon Bond Associates, LLP; Trustee/Vice President Mellon Financial Services Corp.; Vice President, Assistant General Counsel, Assistant Secretary Mellon Bank, N.A

JOAN ANTONIAZZI GREENE

Treasurer, Mellon Bond Associates, LLP; Assistant Treasurer, Mellon Securities Trust Company

WILLIAM P. RYDELL, President and CEO, Executive Committee Member

Vice President, Mellon Bank, N.A.; Group Manager The Dreyfus Corporation

ROBERT A. WILK, Senior Vice President

Vice President, Mellon Bank, N.A.; Portfolio Manager, The Dreyfus Corporation

JOHN R. O'TOOLE, Senior Vice President

Vice President, Mellon Bank, N.A.; Portfolio Manager, The Dreyfus Corporation

STEVEN A. FALCI, Senior Vice President

Vice President, Mellon Bank, N.A.; Portfolio Manager, The Dreyfus Corporation

RONALD P. GALA, Senior Vice President

Vice President, Mellon Bank, N.A.; Portfolio Manager, The Dreyfus Corporation

SCOTT D. PITZ, Senior Vice President

Portfolio Manager, Dewey Square Investors Corporation (2/85-10/98)

JOHN W. KELLER, Senior Vice President/Director of Trading

Trader, The Dreyfus Corporation

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

     MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX

(which has five series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Intermediate Investment Grade Bond Fund), MFS Series Trust X (which has seven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt
Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has ten series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

     In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

     Vertex Investment Management, Inc., a Delaware corporation and a wholly-owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

     MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money

Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

     MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

     MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian super annuation unit trusts and acts as an investment adviser to institutional accounts.

     MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

     MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

     MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

     Massachusetts Investment Management Co., Ltd. (MIMCO), a wholly-owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

     MIMCO

     Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

     MFS

     The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William
W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice

President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

               Massachusetts Investors Trust
               Massachusetts Investors Growth Stock Fund
               MFS Growth Opportunities Fund
               MFS Government Securities Fund
               MFS Series Trust I
               MFS Series Trust V
               MFS Series Trust VI
               MFS Series Trust X
               MFS Government Limited Maturity Fund

     Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

     MFS Series Trust II

     Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Government Markets Income Trust
            MFS Intermediate Income Trust

     Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

     MFS Series Trust III

     James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust IV
            MFS Series Trust IX

     Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, Vice Presidents are , Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

     MFS Series Trust VII

     Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

     MFS Series Trust VIII

     Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

     MFS Municipal Series Trust

     Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Variable Insurance Trust
            MFS Series Trust XI
            MFS Institutional Trust

     Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Municipal Income Trust

     Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Multimarket Income Trust
            MFS Charter Income Trust

     Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Special Value Trust

     Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS/Sun Life Series Trust

     John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            Money Market Variable Account
            High Yield Variable Account
            Capital Appreciation Variable Account
            Government Securities Variable Account
            Total Return Variable Account
            World Governments Variable Account
            Managed Sectors Variable Account

     John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

     MIL Funds

     Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

     MFS Meridian Funds

     Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

     Vertex

     Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     MIL

     Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

     MIL-UK

     Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFSI - Australia

     Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John
A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

     MFS Holdings - Australia

     Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas
J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

     MFD

     Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

     MFSC

     Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

     MFSI

     Thomas J. Cashman, Jr., Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

     RSI

     Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

     Donald A. Stewart: President and a Director, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

     John D. McNeil: Chairman, Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

     Joseph W. Dello Russo: Director of Mutual Fund Operations, The Boston Company, Exchange Place, Boston, Massachusetts (until August, 1994)

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM")

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

To the knowledge of the Registrant, none of the directors, or executive officers of JPMIM, is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of JPMIM.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO)

Waddell & Reed Investment Management Company is a sub-adviser of the Registrant under the terms of a sub-advisory agreement whereby it provides investment management services to the Registrant. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services.

Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its affiliates, except as to persons who are directors and/or officers of certain registered investment companies for which Waddell & Reed Investment Management Company acts as investment adviser, except for Mr. Ronald K. Richey, and except as otherwise noted. Mr. Richey is Chairman of the Executive Committee of Torchmark Corporation, the parent company of Waddell & Reed, Inc. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233. The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc.

Michael L. Avery

     Vice President of four funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Daniel P. Becker

     Vice President of one fund in the Fund Complex; Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company.

James C. Cusser

     Vice President of three funds in the Fund Complex; Vice President of WRIMCO.

Diane C. Dercher

     Vice President of WRIMCO.

Cynthia P. Prince-Fox

     Vice President of two funds in the Fund Complex; Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company.

Abel Garcia

     Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Robert L. Hechler

     President and Principal Financial Officer of each of the funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; Executive Vice President, Chief Operations Officer and Director of Waddell & Reed Financial, Inc. Formerly, Director and Treasurer of Waddell & Reed Asset Management Company.

Henry J. Herrmann

     Vice President of funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of

WRIMCO; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company.

John M. Holliday

     Vice President of nine funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company.

Charles W. Hooper, Jr.

     Vice President of one fund in the Fund Complex; Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Antonio Intagliata

     Vice President of one fund in the Fund Complex; Senior Vice President of WRIMCO.

Helge K. Lee

     Vice President, Secretary and General Counsel of each of the funds in the Fund Complex; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; Vice President, Secretary and General Counsel of Waddell & Reed Distributors, Inc.; Secretary and General Counsel of Waddell & Reed Financial, Inc.

Thomas A. Mengel

     Vice President of three funds in the Fund Complex; Vice President of WRIMCO.

William M. Nelson

     Vice President of one fund in the Fund Complex; Vice President of WRIMCO.

Louise D. Rieke

     Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Philip J. Sanders

     Vice President of one fund in the Fund Complex; Vice President of WRIMCO.

Grant P. Sarris

     Vice President of two funds in the Fund Complex and Vice President of WRIMCO.

Mark G. Seferovich

     Vice President of two funds in the Fund Complex; Senior Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company.

Zachary H. Shafran

     Vice President of two funds in the Fund Complex; Vice President of WRIMCO.

W. Patrick Sterner

     Vice President of two funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

Mira Stevovich

     Vice President of two funds in the Fund Complex; Vice President of WRIMCO.

John E. Sundeen, Jr.

     Senior Vice President of WRIMCO; formerly Vice President of Waddell & Reed Asset Management Company.

Russell E. Thompson

     Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company.

Keith A. Tucker

     Chairman of the Board of the funds in the Fund Complex; President, Chairman of the Board, Chief Executive Officer and Director of Waddell & reed Financial Services, Inc.; Chairman of the Board and Director of Waddell & Reed, Inc.; Chairman of the Board and Director of WRIMCO; Chairman of the Board and Director of Waddell & Reed Services Company; Chief Executive Officer, Principal Financial Officer, Chairman of the Board and Director of Waddell & Reed Financial, Inc.

Daniel J. Vrabac

     Vice President of three funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

James D. Wineland

     Vice President of three funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


ITEM 27:         PRINCIPAL UNDERWRITERS
                 Not Applicable.

ITEM 28:         LOCATION OF ACCOUNTS AND RECORDS

(Declaration of Trust and Bylaws)
MML Series Investment Fund
1295 State Street
Springfield, Massachusetts 01111

(With respect to its services as Adviser)
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

(With respect to its services as Sub-Adviser)
David L. Babson and Company, Incorporated
One Memorial Drive
Cambridge, Massachusetts 02142

(With respect to its services as Sub-Adviser)
Mellon Equity Associates, LLP
500 Grant Street
Suite 3700
Pittsburgh, Pennsylvania 15258

(With respect to its services as Sub-Adviser)
Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

(With respect to its services as Sub-Adviser)
J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, New York 10036

(With respect to its services as Sub-Adviser)
Waddell & Reed Investment Management Company
6300 Lamar Avenue
Shawnee Mission, Kansas 66201-9217

(With respect to its services as Custodian)
Citibank, N.A.
111 Wall Street
New York, New York 10005

(With respect to its services as
custodian for MML Equity Index Fund)
Boston Safe Deposit and Trust Company
One Boston Place
Boston, Massachusetts 02108

(With respect to its services provided to MML Equity Index Fund)
First Data Investors Services Group, Inc.
4400 Computer Drive
Westborough, Massachusetts 01481

(With respect to its service as Counsel)
Ropes & Gray
One International Place
Boston, Massachusetts

ITEM 29:         MANAGEMENT SERVICES
                 Not Applicable.


ITEM 30:         UNDERTAKINGS
                 Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and in the Commonwealth of Massachusetts on the 28th day of April, 1999.


MML SERIES INVESTMENT FUND



By:  /s/ Stuart H. Reese
   ------------------------
         Stuart H. Reese
          President

Pursuant to the requirements of the securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on this 28th day of April, 1999.


SIGNATURE:                                            TITLE:




*                                              Chairman and Trustee
---------------------------------
Richard G. Dooley




*                                                   Trustee
---------------------------------
Mary E. Boland




*                                                  Trustee
---------------------------------
Ronald J. Abdow




*                                                  Trustee
---------------------------------
F. William Marshall, Jr.



*                                                    Trustee
---------------------------------
Charles J. McCarthy




*                                                    Trustee
---------------------------------
John H. Southworth

*                                                    Trustee
---------------------------------
Richard H. Ayers




*                                                    Trustee
---------------------------------
David E.A. Carson




*                                                    Trustee
---------------------------------
Richard W. Greene




*                                                    Trustee
---------------------------------
Beverly L. Hamilton




/s/ Michael D. Hays                                  Chief Financial Officer
---------------------------------
Michael D. Hays




/s/ Mark B. Ackerman                                  Treasurer
---------------------------------
Mark B. Ackerman


*By: /s/ Stephen L. Kuhn
    -----------------------------
         Stephen L. Kuhn
         Attorney-in-fact

                                     NOTICE

THE NAME MML SERIES INVESTMENT FUND IS THE DESIGNATION OF THE TRUSTEES UNDER AN AGREEMENT AND DECLARATION OF TRUST DATED DECEMBER 19, 1984, AS AMENDED FROM TIME TO TIME. THE OBLIGATIONS OF MML SERIES INVESTMENT FUND ARE NOT PERSONALLY BINDING UPON, NOR SHALL RESORT BE HAD TO THE PROPERTY OF, ANY OF THE TRUSTEES, SHAREHOLDERS, OFFICERS, EMPLOYEES OR AGENTS OF MML SERIES INVESTMENT FUND, BUT ONLY THE PROPERTY OF THE RELEVANT SERIES OF MML SERIES INVESTMENT FUND SHALL BE BOUND.

                              INDEX TO EXHIBITS
                              -----------------

EXHIBIT NO.                    TITLE of EXHIBIT
-----------                    ----------------

D(2) Copy of Investment Management Agreement between the Trust (excluding MML Managed Bond) and MassMutual Life Insurance Company.

D(7) Copy of Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Massachusetts Financial Services Company ("MFS").

D(8)                           Copy of Investment Sub-Advisory
                               Agreement for the MML Small Cap Growth Equity Fund between MassMutual and J.P. Morgan Investment Management Company.

D(9) Copy of Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company ("Waddell & Reed").

G(7) Specimen copy of Custodian Agreement between Registrant and Investors Bank & Trust Company ("IBT") on behalf of MML Growth Equity Fund and MML Small Cap Growth Equity Fund.

I(3) Opinion and Consent of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund.

I(4)                           Consent of Independent Accountants.

I(6)                           Powers of Attorney for Michael D. Hays, Richard
                               H. Ayers, David E.A. Carson, Richard W. Greene, Beverly L. Hamilton and F. William Marshall.

N                              Financial Data Schedules